United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number:        811-00994

RMB Investors Trust
(Exact name of registrant as specified in charter)
115 South LaSalle Street, 34th Floor, Chicago, IL 60603
(Address of principle executive offices) (Zip Code)
Walter H. Clark
115 South LaSalle Street, 34th Floor, Chicago, IL 60603
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 462-2392

Date of fiscal year end:	December 31
Date of reporting period:	June 30, 2017

Item 1. Report to Shareholders.

JUNE 30, 2017

SEMI-ANNUAL

Report

THE RMB FAMILY OF FUNDS

RMB Fund

RMB Mendon Financial Services Fund

RMB Mendon Financial Long/Short Fund

RMB Fund

For the six-month period ended June 30, 2017, the RMB Fund Class A shares (the ‘‘Fund’’) gained +11.8% net of fees, outperforming the S&P 500® Index’s rise of +9.3%. As noted in our previous letters and shareholder communications, RMB Capital commenced service as the Investment Adviser to the RMB Investors Trust on July 1, 2016. On a traditional attribution basis, performance during the first half of 2017 was relatively split between sector allocation and stock selection. Technology, Health Care, and Consumer Discretionary were the three standout sectors that drove much of the outperformance.

Contributors and Detractors

The Fund’s top contributor in the first half of 2017 was Apple. The stock rebounded nicely year to date after being fairly flat in 2015 and 2016. Sales of the iPhone have held up quite well, and a major product refresh is expected this fall, coinciding with the 10th anniversary of the original iPhone. The stock is expected to benefit from a strong replacement cycle from consumers upgrading existing phones as well as the potential of capturing market share from competing brands. Further, we anticipate average selling prices will increase with the new ‘‘iPhone X’’ potentially carrying a $1,000 price tag. We used the run in the stock to pare back our overall position in Apple, as we believed the Fund was over-concentrated in the position under the previous adviser. While we strongly believe in running a concentrated portfolio with high active share, we have to be mindful of overall risk.

The Fund’s second largest contributor was NVR, a homebuilder with regional concentration in the Mid-Atlantic States. We find NVR to be a remarkably rare company within the homebuilding industry. NVR employs a ‘‘land light’’ business model where it does not carry large inventories of raw land, preferring to purchase finished lots close to the time of marketing new properties before construction. This allows NVR to earn higher returns on capital, generate free cash flow, and be less cyclical. We think we are in the middle innings of the housing recovery and like NVR’s potential for future earnings growth. That said, the stock has had a big run-up since our initial purchase price and no longer looks inexpensive.

On the negative side of the performance ledger, we had a few names whose prices underperformed the market in the quarter, adversely affecting the Fund’s overall return. Schlumberger, a large global provider of oilfield services and equipment to the oil and gas industry, was the largest detractor in the first half. The stock declined with the substantial sell-off in oil prices as the 2016 industry recovery lost steam during the first half of 2017. We think the restructuring and acquisitions Schlumberger made during the industry downturn combined with a strong balance sheet position it well for recovery; however, it is unknown when this will occur. We added modestly to our position during the quarter to take advantage of the stock price decline.

Ritchie Bros. Auctioneers (‘‘Ritchie’’), the world’s largest auctioneer of industrial equipment, was the second biggest detractor due to recent disappointing auction volumes. However, during the second quarter, Ritchie received approval from the U.S. government to acquire its competitor, IronPlanet Inc., a deal we believe will help cement Ritchie’s position as the dominant player in physical and online auctions. We like the shares for the long run.

Fund Activity

During the first half of the year, we purchased six new names and exited nine stocks. This is a bit higher turnover than we would expect going forward, but it was due to our repositioning of the Fund from the former adviser. We exited our positions in Costco Wholesale Corp. (COST), UnitedHealth Group Inc. (UNH), Starbucks Corp. (SBUX), Regeneron Pharmaceuticals Inc. (REGN), Northrop Grumman Corp. (NOC), PepsiCo Inc. (PEP), General Electric Co. (GE), Royal Dutch Shell PLC (RDSA), and Exxon Mobil Corp. (XOM). Also, early in the year, we closed the remaining options positions that we inherited. We do not plan on using derivatives as part of the Fund’s strategy going forward.

We purchased positions in Cooper Companies Inc. (COO), Microsoft Corp. (MSFT), ServiceMaster Comp. (SERV), Snap-On Inc. (SNA), Danaher Corp. (DHR), and Diageo PLC (DEO) in the first half of 2017. Cooper Companies, a manufacturer of contact lenses, has been a steady market share gainer in a fairly oligopolistic industry. Cooper Companies is the leader in silicone hydrogel lenses and has benefited from the shift away from monthly and weekly lenses towards daily-use, disposable lenses. The stock has performed well for us since our initial purchase and, while no longer inexpensive, still has strong fundamentals. Microsoft was purchased as a play on the long-term secular trend towards cloud computing. We believe Microsoft’s newer management team has done an excellent job in repositioning the company towards faster-growth areas while still benefiting from the high level of free cash flow that its legacy business produces. Microsoft should continue to repurchase significant amounts of stock while growing its dividend and maintaining a pristine balance sheet.

ServiceMaster, a provider of residential pest control services and home warranties, was purchased as we see the potential for the stock re-rating higher should management’s initiatives to increase growth and profitability prove successful. Snap-On is an iconic brand in the hand and power tool business and is also known for its tool storage, diagnostic equipment, and software and management systems for auto repair shops. We believe Snap-On is a high-quality, wide economic moat business with decent revenue and earnings growth prospects. Additionally, the stock is selling at an attractive price relative to its long-term value. Danaher is a medical and life sciences conglomerate that has been a best-in-class company for many years. We think the spin-off of its slower-growing industrial businesses that took place last year should help the overall enterprise produce faster organic growth. Diageo is a global beer and spirits manufacturer with a portfolio of iconic brands. We think the stock is undervalued and new strategies undertaken by the management team should produce faster growth and better margins over the next few years. Despite its large size, Diageo could also be a potential takeover candidate should its internal strategies to improve shareholder value disappoint.

Outlook

The post-election market momentum rolled into the first half of the year, despite the second quarter’s fading optimism for pro-growth policy changes and uncertainty over healthcare reform. The S&P 500® Index had its best start since 2013, while the Nasdaq Composite Index marked the strongest first half of the year since 2009. Information-technology stocks led the market and have risen 16% year to date. The stock market remains robust bolstered by positive corporate earnings reports, benign interest rates, and optimism for stronger global economic growth. Although the Federal Reserve has raised rates twice this year and has indicated at least one more rate increase is in the cards, long-term bond rates remain stubbornly low. Stock market volatility remains remarkably subdued with the VIX Index hovering just above 10 versus a long-term average of 15. All signs point to a healthy U.S. employment market with pockets of labor scarcity. Further, the housing market recovery is on firm footing. Capital investment, which lagged for several years, could be the next leg of the economic stool if confidence translates into real spending on fixed assets. Finally, we have seen a more moderately positive and optimistic tone from management teams when describing their business’ outlook.

RMB FUND	1

RMB Fund (Continued)

Although consumer and business confidence is relatively high, this has not yet turned into marked improvement within leading economic indicators that signal accelerating economic growth. We see a divergence between what a rising stock market implies versus a low-interest rate bond market. The bond market seems to be telling us that accelerated economic growth or rising inflation is not on the near-term horizon. The energy sector is down nearly 14% this year driven by low oil prices. Oil prices have rolled over as global production and supply continue to be high led by robust U.S. production. Unemployment is low; however, a sustained pickup in real wage growth remains elusive. While calling interest rates is a difficult task, we believe they will grind moderately higher over the next 1 – 2 years. Rising rates are typically a headwind for stocks, but it often depends on the magnitude and pace of rate changes. Equity valuations appear full, and we have a hard time seeing significant P/E multiple expansion from current levels. Thus, we feel earnings growth will be the dominant driver of stock appreciation going forward.

Outside the U.S., the economic picture is improving in many developed and emerging economies. After underperforming the U.S. for four years, the MSCI developed and emerging market indices outperformed the U.S. in the first half of the year. In fact, 26 of the world’s 30 biggest stock markets generated positive returns. China has seen steady growth and remains a heavyweight in global GDP growth after significantly decelerating the past couple years. Europe is modestly growing after a multi-year slump, although whether growth there is sustainable is questionable. The U.S. dollar pulled back significantly relative to a basket of major foreign currencies after a big run-up post-election. Improvements in global markets should help earnings for large U.S. multi-national companies, which is a sharp contrast from the first half of 2016 when U.S. stock markets sold off due to concerns of China and Europe’s slowdown affecting the U.S. economy.

There is not much margin of safety priced into stocks should earnings disappoint. We think the earnings recovery that has emerged the past couple of quarters remains on track for the rest of the year and will be critical to getting stock prices higher given current high multiples. We believe companies with above-average earnings growth that can also return cash to shareholders will be rewarded in this uncertain cyclical-growth environment. The Fund focuses on owning these types of growth companies with strong economic moats, underleveraged balance sheets, and superior management teams. They are businesses we are comfortable owning for years. While the opportunities are scarce to find high-quality dividend growth companies selling at attractive valuations, we continue our ‘‘bottom-up’’ search to optimize the Fund. Our disciplined investment process focuses on individual company fundamentals and less on the overall market. We have some new ideas percolating in the pipeline and are seeking the right entry point to initiate positions. We firmly believe our strategy positions us to outperform over the long run without taking undue risk.

Thank you for the continued trust you place in us to manage your assets. If you have any questions, please do not hesitate to contact us.

Todd Griesbach

Portfolio Manager

2	RMB FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries – Common Stock	assets
Information Technology	30.96%
Industrials	13.40%
Health Care	13.32%
Consumer Discretionary	12.74%
Consumer Staples	9.67%
Financial Services	9.04%
Energy	5.61%
Real Estate	4.34%
99.08%

% of net
Top 10 Common Stock Holdings	assets
Alphabet, Inc., Class A	5.55%
Visa, Inc., Class A	4.81%
Apple, Inc.	4.74%
American Tower	4.34%
STERIS PLC	4.29%
Amgen, Inc.	4.11%
Macquarie Infrastructure Corp.	4.11%
IHS Markit, Ltd.	4.07%
Microchip Technology, Inc.	3.84%
Morgan Stanley	3.71%
43.57%

TOTAL RETURN† (For the period ended June 30, 2017)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	S&P
	charge	charge	500®
Average Annual Returns	or CDSC	or CDSC	Index*
Class A
One year	20.13%	14.13%	17.90%
Three years	5.74%	3.95%	9.61%
Five years	9.71%	8.59%	14.63%
Ten years	7.07%	6.52%	7.18%

Class C
One year	19.28%	18.43%	17.90%
Three years	4.95%	4.95%	9.61%
Five years	8.88%	8.88%	14.63%
Ten years	6.28%	6.28%	7.18%

Class I
Since inception (02/01/17)	9.84%	9.84%	7.25%

	with no	with max.
	sales	sales	S&P
	charge	charge	500®
Cumulative Total Returns	or CDSC	or CDSC	Index*
Class A
One year	20.13%	14.13%	17.90%
Three years	18.23%	12.32%	31.70%
Five years	58.91%	50.97%	97.92%
Ten years	98.04%	88.12%	100.08%

Class C
One year	19.28%	18.43%	17.90%
Three years	15.58%	15.58%	31.70%
Five years	53.05%	53.05%	97.92%
Ten years	83.92%	83.92%	100.08%

Class I
Since inception (02/01/17)	9.84%	9.84%	7.25%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Fund Class A is 1.55%, for Class C is 2.30% and Class I is 1.30% as set forth in the Funds’ prospectus dated May 1, 2017.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

RMB FUND	3

RMB Mendon Financial Services Fund

For the six months ending June 30, 2017, the RMB Mendon Financial Services Fund (the ‘‘Fund’’) gained +3.85%, while the Nasdaq Bank Index declined -2.51%. The outperformance was primarily due to the Fund’s current emphasis on regional economies in the U.S. that are benefitting from favorable demographic shifts.

To that end, the two top contributors to the Fund’s returns for the first half of 2017 were located in the Southeast — FB Financial Corp (FBK) and BNC Bancorp (BNCN). FB Financial is a high-performing bank in Nashville, Tennessee that expanded its franchise by acquiring a local competitor in a very accretive manner. BNC was recently acquired by Pinnacle Financial Partners (PNFP), creating a compelling super-community bank located in the states of North Carolina, South Carolina, Tennessee, and Virginia.

The Fund’s top detractors for the period were Opus Bank (OPB) and OceanFirst Financial Corp. (OCFC). Opus was hurt by outsized losses in a lending vertical that it ultimately exited through a restructuring. This internal review likely will result in a heightened focus by management on the true drivers of shareholder value, including a potential sale, and we continue to hold the position. OceanFirst was weak as it digested an acquisition from 2016, but further increased its franchise value by announcing the acquisition of Sun Bancorp, Inc. (SNBC) on the last day of the second quarter.

It would be impossible to discuss the first six months of 2017 without mentioning politics. The lofty expectations for pro-business regulatory policies generated by Donald Trump’s election last fall have mostly been delayed from an inside-the-beltway perspective. Challenges, both external and self-inflicted, beset the new Administration; however, looking past the tweets, we believe the pro-business focus of many of President Trump’s appointees is gaining traction in the American economy.

We are starting to see evidence of this pro-business focus in the bank regulatory environment. Importantly, President Trump has the ability to change the heads of six of nine regulatory agencies that comprise the Federal Stability Oversight Council (FSOC). To date, he has nominated new leaders at the U.S. Treasury, Securities and Exchange Commission, Office of the Comptroller of the Currency, Commodities Futures Trading Commission, and the Federal Deposit Insurance Corporation. In addition, Federal Reserve Governor Daniel Tarullo resigned as Vice Chair of Supervision on the Federal Reserve Board, leaving that position open for a candidate who may be more constructive towards banks.

We do not expect a wholesale repeal of bank regulation, but instead a more thoughtful examination of how to regulate efficiently and effectively. In February, President Trump signed an executive order directing the U.S. Treasury to submit a report on possible financial regulation changes within 120 days. On June 12, the U.S. Treasury issued a 150-page report recommending 100-plus changes on how to streamline bank regulations to boost economic growth rather than inhibit it. Bank of America Merrill Lynch believes the deregulatory proposal would unlock $2 trillion of lending/balance sheet capacity, of which only $147 billion would require an act of Congress to change. To put this in perspective, $2 trillion is the equivalent of 11% of GDP. We believe that the U.S. banking system is as healthy as it has ever been. The focus of regulators is shifting from reactionary safety and soundness concerns to ensuring the U.S. banking system is an optimal, economic transmission system for the benefit of the U.S. and global economies.

We continue to monitor economic conditions in the U.S. and believe that the recovery is still progressing, but at varying rates in different regions of the country. Many of the Fund’s investments are currently in the Southeast, which is benefiting from favorable state tax regimes and labor laws, leading to above-average job growth and in-migration. The widening of the Panama Canal has had a material impact on Southeast port traffic, which has been another driver of the regional economy. We are monitoring signs of overheating or irresponsible lending, but feel comfortable that the fundamentals support the expansion of credit in the region.

This growth in the Southeast has not escaped notice from banks looking to expand via acquisition. There have been 122 bank M&A transactions announced in the first half of the year and 36 have been in the Southeast. Quality franchises in growing markets are in high demand and scarcity value is increasing. An example of this occurred in North Carolina, where four banks were acquired in a period of two weeks, effectively consolidating the community banks in the state. We remain positioned to take advantage of bank consolidation and think that some very interesting super-community banks are in the early innings of a growth trajectory that will propel them to narrowing the size gap with many of the regional banks. We expect that this evolution will create meaningful value for shareholders as institutions combine to increase scale and profitability.

Further on the economic front, the Federal Reserve raised the fed funds rate twice thus far in 2017. Stubbornly, longer-term rates have not moved in lockstep but have decreased, compressing the spread between short-term and long-term rates to pre-election levels. Much financial press has been dedicated to this flattening of the yield curve and specifically to the 10-year U.S. Treasury note. It is important to note that less than 15% of a bank’s assets reprice according to the 10-year and roughly 38% of banks’ earning assets are priced off of the short end of the curve.

Macro concerns continue to influence markets as well as fund flows. Despite many domestic and international events that could affect global markets in a significantly negative way, volatility remains very low, making some types of hedging less effective. We are mindful of the distortions in valuation that can be created by low volatility and the increasing influence of passive money flows, and we have been extremely diligent in seeking to take advantage of opportunities where fundamentals and valuation diverge.

We are always aware of the unique differences between markets and are staying focused on keeping ‘‘boots on the ground’’ — traveling extensively and engaging actively with various participants in the local geographies we visit. To that end, we have added a new member to the team who will help extend our reach. Sadler Stukes joined the firm in March as our Senior Advisor and Portfolio Strategist. Sadler brings over 20 years of financial services-specific expertise to us. Prior to joining Mendon, he was a Managing Director at Sandler O’Neill + Partners, a financial services ‘‘boutique’’ investment banking firm.

We remain excited about the opportunities in front of us. We believe there is substantial value embedded in the Fund from companies that have announced M&A transactions, and we expect enhanced earnings streams created by the combinations. The potential for regulatory reform and tax adjustments is still discernable and would very likely benefit economic growth. All considered, we are continually sourcing new ideas as the banking landscape evolves. We greatly value your support and look forward to working hard for you going forward.

Anton Schutz

Portfolio Manager

4	RMB MENDON FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

% of net
Industries – Common Stock	assets
Banks — Regional	85.82%
Thrifts & Mortgage Finance	9.95%
Investment Banking & Brokerage	1.12%
Asset Management & Custody Banks	0.91%
Trading Companies & Distributors	0.82%
Other Diversified Financial Services	0.21%
98.83%

% of net
Top 10 Common Stock Holdings	assets
Pinnacle Financial Partners, Inc.	5.49%
FB Financial Corp.	5.31%
Pacific Premier Bancorp, Inc.	4.61%
First Bancorp	4.21%
Park Sterling Corp.	4.03%
Seacoast Banking Corp. of Florida	2.92%
Atlantic Capital Bancshares, Inc.	2.77%
Triumph Bancorp, Inc.	2.76%
OceanFirst Financial Corp.	2.75%
Opus Bank	2.68%
37.53%

TOTAL RETURN† (For the period ended June 30, 2017)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	Nasdaq
	charge	charge	Bank
Average Annual Returns	or CDSC	or CDSC	Index*
Class A
One year	40.25%	33.25%	39.99%
Three years	19.95%	17.91%	15.26%
Five years	21.25%	20.01%	18.47%
Ten years	10.09%	9.53%	4.13%

Class C
One year	39.21%	38.21%	39.99%
Three years	19.06%	19.06%	15.26%
Five years	20.33%	20.33%	18.47%
Ten years	9.27%	9.27%	4.13%

Class I
Since inception (02/01/17)	4.67%	4.67%	(2.65)%

	with no	with max.
	sales	sales	Nasdaq
	charge	charge	Bank
Cumulative Total Returns	or CDSC	or CDSC	Index*
Class A
One year	40.25%	33.25%	39.99%
Three years	72.59%	63.94%	53.18%
Five years	162.05%	148.99%	133.57%
Ten years	161.47%	148.41%	49.98%

Class C
One year	39.21%	38.21%	39.99%
Three years	68.76%	68.76%	53.18%
Five years	152.25%	152.25%	133.57%
Ten years	142.67%	142.67%	49.98%

Class I
Since inception (02/01/17)	4.67%	4.67%	(2.65)%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Services Fund Class A is 1.41%, for Class C is 2.16% and Class I is 1.16%% as set forth in the Funds’ prospectus dated May 1, 2017.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

RMB MENDON FINANCIAL SERVICES FUND	5

RMB Mendon Financial Long/Short Fund

For the six months ending June 30, 2017, the RMB Mendon Financial Long/Short Fund (the ‘‘Fund’’) declined -3.40%, trailing the +5.13% return of the long-only KBW Bank Index (BKX). The Fund’s short book and options portfolio were significant contributors to the Fund’s relative underperformance in the period, especially compared to a long-only index. For the first six months of 2017, the market experienced record low volatility, causing many of the Fund’s puts to expire with very little, if any, value. Despite the near-term drag, the Fund’s strategy remains consistent regarding the use of these options in a highly uncertain world. We look at these as insurance, which is generally viewed as expensive until it is needed.

The Fund’s top two contributors to return for the period were long investments in BNC Bancorp (BNCN) and Bank of America Corporation (BAC). BNC was recently acquired by Pinnacle Financial Partners (PNFP), creating a compelling super-community bank located in the states of North Carolina, South Carolina, Tennessee, and Virginia. Bank of America was one of the prime beneficiaries of the Federal Reserve’s annual Comprehensive Capital Analysis and Review (CCAR), which will allow the company to return approximately 93% of its next 12 months’ income to shareholders. The Fund’s top two detractors for the period were Opus Bank (OPB) and a short investment in a company that we believed would be negatively affected by widening credit spreads and a lower global bond issuance. Opus was hurt by outsized losses in a lending vertical that it ultimately exited through a restructuring. This internal review likely will result in a heightened focus by management on the true drivers of shareholder value, including a potential sale, and we continue to hold the position.

It would be impossible to discuss the first six months of 2017 without mentioning politics. The lofty expectations for pro-business regulatory policies generated by Donald Trump’s election last fall have mostly been delayed from an inside-the-beltway perspective. Challenges, both external and self-inflicted, beset the new Administration; however, looking past the tweets, we believe the pro-business focus of many of President Trump’s appointees is gaining traction in the American economy.

We are starting to see evidence of this pro-business focus in the bank regulatory environment. Importantly, President Trump has the ability to change the heads of six of nine regulatory agencies that comprise the Federal Stability Oversight Council (FSOC). To date, he has nominated new leaders at the U.S. Treasury, Securities and Exchange Commission, Office of the Comptroller of the Currency, Commodities Futures Trading Commission, and the Federal Deposit Insurance Corporation. In addition, Federal Reserve Governor Daniel Tarullo resigned as Vice Chair of Supervision on the Federal Reserve Board, leaving that position open for a candidate who may be more constructive towards banks.

We do not expect a wholesale repeal of bank regulation, but instead a more thoughtful examination of how to regulate efficiently and effectively. In February, President Trump signed an executive order directing the U.S. Treasury to submit a report on possible financial regulation changes within 120 days. On June 12, the U.S. Treasury issued a 150-page report recommending 100-plus changes on how to streamline bank regulations to boost economic growth rather than inhibit it. Bank of America Merrill Lynch believes the deregulatory proposal would unlock $2 trillion of lending/balance sheet capacity, of which only $147 billion would require an act of Congress to change. To put this in perspective, $2 trillion is the equivalent of 11% of GDP. We believe that the U.S. banking system is as healthy as it has ever been. The focus of regulators is shifting from reactionary safety and soundness concerns to ensuring the U.S. banking system is an optimal, economic transmission system for the benefit of the U.S. and global economies.

We continue to monitor economic conditions in the U.S. and believe that the recovery is still progressing, but at varying rates in different regions of the country. Many of the Fund’s investments are currently in the Southeast, which is benefiting from favorable state tax regimes and labor laws, leading to above-average job growth and in-migration. The widening of the Panama Canal has had a material impact on Southeast port traffic, which has been another driver of the regional economy. We are monitoring signs of overheating or irresponsible lending, but feel comfortable that the fundamentals support the expansion of credit in the region.

This growth in the Southeast has not escaped notice from banks looking to expand via acquisition. There have been 122 bank M&A transactions announced in the first half of the year and 36 have been in the Southeast. Quality franchises in growing markets are in high demand and scarcity value is increasing. An example of this occurred in North Carolina, where four banks were acquired in a period of two weeks, effectively consolidating the community banks in the state. We remain positioned to take advantage of bank consolidation and think that some very interesting super-community banks are in the early innings of a growth trajectory that will propel them to narrowing the size gap with many of the regional banks. We expect that this evolution will create meaningful value for shareholders as institutions combine to increase scale and profitability.

Further on the economic front, the Federal Reserve raised the fed funds rate twice thus far in 2017. Stubbornly, longer-term rates have not moved in lockstep but have decreased, compressing the spread between short-term and long-term rates to pre-election levels. Much financial press has been dedicated to this flattening of the yield curve and specifically to the 10-year U.S. Treasury note. It is important to note that less than 15% of a bank’s assets reprice according to the 10-year and roughly 38% of banks’ earning assets are priced off of the short end of the curve.

Macro concerns continue to influence markets as well as fund flows. Despite many domestic and international events that could affect global markets in a significantly negative way, volatility remains very low, making some types of hedging less effective. We are mindful of the distortions in valuation that can be created by low volatility and the increasing influence of passive money flows, and we have been extremely diligent in seeking to take advantage of opportunities where fundamentals and valuation diverge.

We are always aware of the unique differences between markets and are staying focused on keeping ‘‘boots on the ground’’ — traveling extensively and engaging actively with various participants in the local geographies we visit. To that end, we have added a new member to the team who will help extend our reach. Sadler Stukes joined the firm in March as our Senior Advisor and Portfolio Strategist. Sadler brings over 20 years of financial services-specific expertise to us. Prior to joining Mendon, he was a Managing Director at Sandler O’Neill + Partners, a financial services ‘‘boutique’’ investment banking firm.

We remain excited about the opportunities in front of us. We believe there is substantial value embedded in the Fund from companies that have announced M&A transactions, and we expect enhanced earnings streams created by the combinations. The potential for regulatory reform and tax adjustments is still discernable and would very likely benefit economic growth. All considered, we are continually sourcing new ideas as the banking landscape evolves. We greatly value your support and look forward to working hard for you going forward.

Anton Schutz

Portfolio Manager

6	RMB MENDON FINANCIAL LONG/SHORT FUND

PORTFOLIO INVESTMENTS
Asset Allocations (as a % of net assets)

Long Positions	100.30%
Short Positions	(22.42)%
Cash and Other Assets, Less Liabilities	22.12%
100.00%

Top 10 Industries
(as a % of Net Assets)	Long %	Short %	Net %
Banks — Regional	76.37%	(10.36)%	66.01%
Thrifts & Mortgage Finance	8.12%	(2.34)%	5.78%
Investment Banking & Brokerage	5.42%	(0.11)%	5.31%
Diversified Banks	3.86%	(0.13)%	3.73%
Asset Management & Custody Banks	2.42%	(1.80)%	0.62%
Exchange Traded Funds	0.17%	0.00%	0.17%
Data Processing & Outsourcing	0.03%	0.00%	0.03%
Multi-Line Insurance	0.02%	0.00%	0.02%
Life & Health Insurance	0.01%	0.00%	0.01%
Insurance Brokers	0.00%	(0.69)%	(0.69)%
	96.42%	(15.43)%	80.99%

% of net
Top 10 Common Stock Holdings	assets
Pinnacle Financial Partners, Inc.	7.59%
Park Sterling Corp.	5.37%
Opus Bank	4.66%
First Foundation, Inc.	4.01%
Triumph Bancorp, Inc.	3.98%
Atlantic Capital Bancshares, Inc.	3.96%
Bank of America Corp.	3.85%
Astoria Financial Corp.	3.55%
Xenith Bankshares, Inc.	3.49%
Guaranty Bancorp	3.17%
43.63%

TOTAL RETURN† (For the period ended June 30, 2017)
Growth of $10,000 Over Ten Years

	with no	with max.
	sales	sales	KBW	S&P
Average	charge	charge	Bank	500®
Annual Returns	or CDSC	or CDSC	Index*	Index*
Class A
One year	15.10%	9.34%	50.47%	17.90%
Three years	9.20%	7.36%	12.61%	9.61%
Five years	14.46%	13.29%	18.27%	14.63%
Ten years	8.22%	7.66%	0.61%	7.18%

Class C
One year	14.30%	13.30%	50.47%	17.90%
Three years	8.40%	8.40%	12.61%	9.61%
Five years	13.64%	13.64%	18.27%	14.63%
Ten years	7.45%	7.45%	0.61%	7.18%

Class I
One year	15.43%	15.43%	50.47%	17.90%
Since inception (08/20/15)	5.83%	5.83%	14.31%	14.15%

	with no	with max.
	sales	sales	KBW	S&P
Cumulative	charge	charge	Bank	500®
Total Returns	or CDSC	or CDSC	Index*	Index*
Class A
One year	15.10%	9.34%	50.47%	17.90%
Three years	30.21%	23.73%	42.81%	31.70%
Five years	96.48%	86.65%	131.40%	97.92%
Ten years	120.25%	109.29%	6.26%	100.08%

Class C
One year	14.30%	13.30%	50.47%	17.90%
Three years	27.38%	27.38%	42.81%	31.70%
Five years	89.55%	89.55%	131.40%	97.92%
Ten years	105.23%	105.23%	6.26%	100.08%

Class I
One year	15.43%	15.43%	50.47%	17.90%
Since inception (08/20/15)	11.15%	11.15%	28.35%	27.92%

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The expense ratio of the RMB Mendon Financial Long/Short Fund Class A is 2.11%, for Class C is 2.81% and Class I is 1.82% as set forth in the Funds’ prospectus dated May 1, 2017.

†	The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results. Total return figures include the reinvestment of dividends. Investment return and principal value will fluctuate with market conditions and an investor’s shares when redeemed may be worth more or less than their original cost.

*	Keep in mind that indices have no management fees or brokerage costs.

RMB MENDON FINANCIAL LONG/SHORT FUND	7

Fund Information

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than performance data quoted. Refer to www.rmbfunds.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in each of the performance tables assume reinvestment of all distributions, if any, at net asset value (‘‘NAV’’) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Fund Risks

Mutual fund investing involves risk; loss of principal is possible. The RMB Fund invests in larger, more established companies, which may not respond as quickly to competitive challenges or have growth rates as high as those of smaller companies during periods of economic expansion. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are sector funds. These types of funds may be susceptible to factors affecting their industries, and the net asset values of these funds may fluctuate more than a fund that invests in a wider range of industries. Because these Funds concentrate their investments in one sector of the economy (financial services), investors should consider the risk that these Funds may experience greater volatility than funds that invest across several sectors. The RMB Mendon Financial Long/Short Fund utilizes derivative instruments, including short sales. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid.

Market Indexes

The following are definitions for indexes used in each Fund’s letter to the shareholders and the accompanying performance summary tables. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds’ portfolios. The Funds’ value disciplines may prevent or restrict investments that reflect the makeup of the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

NASDAQ Bank Index, contains securities of NASDAQ-listed companies classified according to the Industry Classification Benchmark as banks. These banks provide a broad range of financial services, including retail banking, loans and money transmissions.

KBW Bank Index, is a modified market capitalization weighted index designed to track the performance of leading banks and thrifts that are publicly traded in the U.S. The Index includes 24 banking stocks representing large U.S. national money centers, regional banks and thrift institutions.

Disclosure

The shareholder letters reflect the opinions of Fund managers as of June 30, 2017. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings as of July 30, 2017.

8	FUND INFORMATION

RMB Fund

Portfolio Holdings As of June 30, 2017 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 99.08%
	(percentage of net assets)

	CONSUMER DISCRETIONARY 12.74%

	Consumer Durables & Apparel 2.88%
•	NVR, Inc.	1,001	$2,413,020

	Consumer Services 3.18%
•	ServiceMaster Global Holdings, Inc.	68,000	2,664,920

	Home Improvement Retail 3.48%
	Home Depot, Inc.	19,000	2,914,600

	Retailing 3.20%
•	Priceline Group, Inc.	1,434	2,682,326
	Total Consumer Discretionary (Cost: $7,290,634)		10,674,866

	CONSUMER STAPLES 9.67%

	Biotechnology 4.11%
	Amgen, Inc.	20,000	3,444,600

	Distillers & Vintners 2.07%
	Diageo PLC, ADR	14,450	1,731,544

	Drug Retail 3.49%
	CVS Health Corp.	36,350	2,924,721
	Total Consumer Staples (Cost: $6,152,130)		8,100,865

	ENERGY 5.61%

	Integrated Oil & Gas 3.02%
	Chevron Corp.	24,200	2,524,786

	Oil & Gas — Equipment & Services 2.59%
	Schlumberger, Ltd.	33,000	2,172,720
	Total Energy (Cost: $5,158,195)		4,697,506

	FINANCIAL SERVICES 9.04%

	Diversified Banks 2.73%
	JPMorgan Chase & Co.	25,000	2,285,000

	Investment Banking & Brokerage 3.70%
	Morgan Stanley	69,700	3,105,832

	Multi-Sector Holdings 2.61%
•	Berkshire Hathaway, Inc., Class B	12,900	2,184,873
	Total Financial Services (Cost: $4,503,571)		7,575,705

	HEALTH CARE 13.32%

	Health Care Equipment 13.32%
	Becton, Dickinson and Co.	15,500	3,024,205
	Cooper Cos., Inc.	11,600	2,777,272
	Danaher Corp.	21,000	1,772,190
	STERIS PLC	44,068	3,591,542
	Total Health Care (Cost: $9,526,681)		11,165,209

	INDUSTRIALS 13.40%

	Commercial & Professional Services 6.90%
•	IHS Markit, Ltd.	77,425	3,409,797
	Ritchie Bros Auctioneers, Inc.	82,600	2,373,924
			5,783,721

	Industrial Machinery 2.39%
	Snap-on, Inc.	12,700	2,006,600

	Transportation 4.11%
	Macquarie Infrastructure Corp.	43,920	3,443,328
	Total Industrials (Cost: $11,162,006)		11,233,649

	INFORMATION TECHNOLOGY 30.96%

	Data Processing & Outsourced Services 7.74%
	Alliance Data Systems Corp.	9,550	2,451,389
	Visa, Inc.	43,000	4,032,540
			6,483,929

	Internet Software & Services 8.90%
•	Alphabet, Inc., Class A	5,000	4,648,400
	Cognizant Technology Solutions Corp., Class A	42,350	2,812,040
			7,460,440

	IT Consulting & Other Services 2.55%
	Accenture PLC	17,300	2,139,664

	Semiconductors 3.84%
	Microchip Technology, Inc.	41,720	3,219,950

	Systems Software 3.19%
	Microsoft Corp.	38,700	2,667,591

	Technology Hardware, Storage & Peripherals 4.74%
	Apple, Inc.	27,565	3,969,911
	Total Information Technology (Cost: $15,459,096)		25,941,485

	REAL ESTATE 4.34%

	Real Estate Investment Trust 4.34%
	American Tower Corp.	27,500	3,638,800
	Total Real Estate (Cost: $2,917,870)		3,638,800
	Total Common Stocks (Cost: $62,170,183)		83,028,085

	Short-Term Instruments 1.08%
	(percentage of net assets)

	MONEY MARKET FUND 1.08%
	Fidelity Treasury Portfolio, Class I, 0.83%	905,939	905,939
	Total Money Market Fund (Cost: $905,939)		905,939
	Total Short-Term Instruments (Cost: $905,939)		905,939

	Total Investments 100.16%
	(Cost: $63,076,122)		$83,934,024

	Liabilities, less cash and other assets (0.16)%		(135,837)

	Net Assets 100.00%		$83,798,187

Federal Income Tax Basis of Investments

The tax cost of the Fund at June 30, 2017, based on securities owned was $63,076,122.

The unrealized gross appreciation/(depreciation) for all securities in the Fund at June 30, 2017 was $22,052,777 and $(1,194,875), respectively, and net unrealized appreciation was $20,857,902.

ADR — American Depository Receipt.

•	Indicates securities that do not produce income.

See Notes to Financial Statements	RMB FUND	9

RMB Mendon Financial Services Fund

Portfolio Holdings As of June 30, 2017 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 98.83%
	(percentage of net assets)
	BANKS 85.82%
	Banks — Regional 85.82%
	Ameris Bancorp	219,140	$10,562,548
•	Atlantic Capital Bancshares, Inc.	830,743	15,784,117
	BancorpSouth, Inc.	83,360	2,542,480
	BankUnited, Inc.	250,000	8,427,500
	Berkshire Hills Bancorp, Inc.	103,150	3,625,723
	Boston Private Financial Holdings, Inc.	400,000	6,140,000
	Brookline Bancorp, Inc.	255,680	3,732,928
•	Byline Bancorp, Inc.	293,830	5,891,291
	Camden National Corp.	120,000	5,149,200
	Capital Bank Financial Corp.	225,000	8,572,500
	Carolina Financial Corp.	180,640	5,838,285
	CoBiz Financial, Inc.	125,782	2,188,607
•	Equity Bancshares, Inc., Class A	428,050	13,115,452
	Evans Bancorp, Inc.	90,644	3,621,228
•	FB Financial Corp.	836,665	30,278,906
	Fidelity Southern Corp.	449,594	10,277,719
	First Bancorp	767,705	23,998,458
	First Bancshares, Inc.	392,934	10,844,978
	First Community Corp.	237,065	4,978,365
	First Connecticut Bancorp, Inc.	185,854	4,767,155
•	First Foundation, Inc.	721,348	11,851,748
	First Interstate BancSystem, Inc., Class A	253,083	9,414,688
	First Midwest Bancorp, Inc.	150,000	3,496,500
	First South Bancorp, Inc.	248,668	4,112,969
•	Green Bancorp, Inc.	251,620	4,881,428
	Guaranty Bancorp	295,826	8,046,467
	Heritage Financial Corp.	449,452	11,910,478
	Home BancShares, Inc.	300,000	7,470,000
•	HomeTrust Bancshares, Inc.	140,530	3,428,932
	IBERIABANK Corp.	125,000	10,187,500
	Independent Bank Group, Inc.	33,320	1,982,540
	Lakeland Bancorp, Inc.	500,000	9,425,000
	MidSouth Bancorp, Inc.	584,730	6,870,577
	Old Line Bancshares, Inc.	200,000	5,636,000
	Old Second Bancorp, Inc.	283,288	3,271,976
•	Opus Bank	632,170	15,298,514
•	Pacific Premier Bancorp, Inc.	712,167	26,278,962
•	Paragon Commercial Corp.	111,367	5,843,426
	Park Sterling Corp.	1,935,701	22,996,128
	Peapack Gladstone Financial Corp.	229,770	7,189,503
	Pinnacle Financial Partners, Inc.	498,408	31,300,022
•	Seacoast Banking Corp. of Florida	690,560	16,642,496
•	Select Bancorp, Inc.	48,080	587,538
	Shore Bancshares, Inc.	200,000	3,290,000
•	Southern First Bancshares, Inc.	309,692	11,474,089
	Southern National Bancorp of Virginia, Inc.	250,000	4,400,000
	State Bank Financial Corp.	209,493	5,681,450
	Sun Bancorp, Inc.	133,688	3,295,409
•	Sunshine Bancorp, Inc.	154,850	3,299,854
•	Triumph Bancorp, Inc.	640,236	15,717,794
	Valley National Bancorp	855,390	10,102,156
•	Veritex Holdings, Inc.	300,060	7,900,580
•	Western Alliance Bancorp[a]	150,000	7,380,000
•	Xenith Bankshares, Inc.	271,178	8,422,789
			489,424,953
	Total Banks (Cost: $391,871,078)		489,424,953

	DIVERSIFIED FINANCIALS 2.24%

	Asset Management & Custody Banks 0.91%
	Manning & Napier, Inc.	445,600	1,938,360
	Silvercrest Asset Management Group, Inc.	240,658	3,236,850
			5,175,210
	Investment Banking & Brokerage 1.12%
•	Cowen, Inc.	393,514	6,394,602

	Other Diversified Financial Services 0.21%
•	Performant Financial Corp.	583,418	1,219,344
	Total Diversified Financials (Cost: $12,834,299)		12,789,156

	INDUSTRIALS 0.82%

	Trading Companies & Distributors 0.82%
•	AerCap Holdings NV	100,000	4,643,000
	Total Industrials (Cost: $4,333,109)		4,643,000

	THRIFTS & MORTGAGE FINANCE 9.95%

	Thrifts & Mortgage Finance 9.95%
•	ASB Bancorp, Inc.	105,823	4,650,921
	Astoria Financial Corp.	150,000	3,022,500
•	Atlantic Coast Financial Corp.	538,908	4,305,875
•	HomeStreet, Inc.	150,100	4,154,017
	Kearny Financial Corp.	113,212	1,681,198
	OceanFirst Financial Corp.	578,860	15,698,683
•	PCSB Financial Corp.	291,630	4,975,208
	United Financial Bancorp, Inc.	574,935	9,595,665
	Western New England Bancorp, Inc.	852,471	8,652,581
			56,736,648
	Total Thrifts & Mortgage Finance
	(Cost: $43,833,232)		56,736,648
	Total Common Stocks (Cost: $452,871,718)		563,593,757

	Warrants 0.62%
	(percentage of net assets)

	BANKS 0.62%

	Banks — Regional 0.62%
•	M&T Bank Corp., Expires 12/23/18	40,000	3,538,000
	Total Banks (Cost: $1,281,600)		3,538,000
	Total Warrants (Cost: $1,281,600)		3,538,000

	Short-Term Instruments 1.27%
	(percentage of net assets)

	MONEY MARKET FUND 1.27%
	Fidelity Treasury Portfolio, Class I, 0.83%	7,267,905	7,267,905
	Total Money Market Fund (Cost: $7,267,905)		7,267,905
	Total Short-Term Instruments (Cost: $7,267,905)		7,267,905

	Total Investments 100.72% (Cost: $461,421,223)		$574,399,662

	Call option written (0.02)%
	(Premiums received: $95,248)		(95,625)

	Liabilities, less cash and other assets (0.70)%		(4,020,919)

	Net Assets 100.00%		$570,283,118

10	RMB MENDON FINANCIAL SERVICES FUND	See Notes to Financial Statements

RMB Mendon Financial Services Fund

Portfolio Holdings (Continued) As of June 30, 2017 (Unaudited)

	Number of
	Contracts	Value
Call Option Written (0.02)%
(percentage of net assets)

BANKS (0.02)%

Banks — Regional (0.02)%
Western Alliance Bancorp @ 55 due Dec 2017	(750)	$(95,625)
Total Banks
(Premiums received: $95,248)		(95,625)
Total Call Option Written
(Premiums received: $95,248)		(95,625)

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

Federal Income Tax Basis of Investments

The tax cost of the Fund at June 30, 2017, based on securities owned was $462,159,381.

The unrealized gross appreciation/(depreciation) for all securities in the Fund at June 30, 2017 was $120,097,341 and $(7,857,060), respectively, and net unrealized appreciation was $112,240,281.

•	Indicates securities that do not produce income.

[a]	Securities or partial securities on which call/put options were written.

See Notes to Financial Statements	RMB MENDON FINANCIAL SERVICES FUND	11

RMB Mendon Financial Long/Short Fund

Portfolio Holdings As of June 30, 2017 (Unaudited)

		Number of
		Shares	Value
	Common Stocks 96.92%
	(percentage of net assets)

	BANKS 80.17%

	Banks — Regional 76.32%
	Ameris Bancorp[a]	176,860	$8,524,652
•	Atlantic Capital Bancshares, Inc.	590,720	11,223,680
	BankUnited, Inc.	250,000	8,427,500
	Berkshire Hills Bancorp, Inc.	77,360	2,719,204
	Boston Private Financial Holdings, Inc.	500,000	7,675,000
	Brookline Bancorp, Inc.	99,115	1,447,079
	Citizens Financial Group, Inc.[a,b]	200,000	7,136,000
•	FB Financial Corp.	168,190	6,086,796
	Fidelity Southern Corp.	9,907	226,474
•	First Foundation, Inc.	692,248	11,373,635
	First Horizon National Corp.	200,000	3,484,000
	First Interstate BancSystem, Inc.	189,807	7,060,820
	Guaranty Bancorp	331,080	9,005,376
	Home BancShares, Inc.	86,250	2,147,625
•	HomeTrust Bancshares, Inc.	108,409	2,645,179
	IBERIABANK Corp.	50,000	4,075,000
	Independent Bank Group, Inc.	12,500	743,750
•	Opus Bank[a]	546,250	13,219,250
•	Pacific Premier Bancorp, Inc.	216,390	7,984,791
	Park Sterling Corp.	1,282,632	15,237,668
	Pinnacle Financial Partners, Inc.[a]	342,856	21,531,357
	Regions Financial Corp.[b]	450,000	6,588,000
•	Seacoast Banking Corp. of Florida	372,680	8,981,588
	South State Corp.	50,000	4,285,000
	State Bank Financial Corp.	306,223	8,304,768
	Synovus Financial Corp.[a]	100,000	4,424,000
•	Triumph Bancorp, Inc.[a]	459,923	11,291,110
	Valley National Bancorp	500,000	5,905,000
•	Western Alliance Bancorp	100,000	4,920,000
•	Xenith Bankshares, Inc.	318,598	9,895,654
			216,569,956
	Diversified Banks 3.85%
	Bank of America Corp.[a,b]	450,600	10,931,556
	Total Banks (Cost: $178,826,434)		227,501,512

	DIVERSIFIED FINANCIALS 8.63%
	Asset Management & Custody Banks 2.41%
	Manning & Napier, Inc.	457,897	1,991,852
	Silvercrest Asset Management Group, Inc.	360,103	4,843,385
			6,835,237

	Consumer Finance 0.82%
	Discover Financial Services	37,500	2,332,125

	Investment Banking & Brokerage 5.40%
•	Cowen Group, Inc.	474,632	7,712,770
•	E*TRADE Financial Corp.[b]	200,000	7,606,000
			15,318,770
	Total Diversified Financials (Cost: $22,769,516)		24,486,132

	THRIFTS & MORTGAGE FINANCE 8.12%

	Thrifts & Mortgage Finance 8.12%
	Astoria Financial Corp.[a]	500,000	10,075,000
•	HomeStreet, Inc.	112,570	3,115,375
	Provident Financial Services, Inc.	125,000	3,172,500
	United Financial Bancorp, Inc.[a]	400,000	6,676,000
			23,038,875
	Total Thrifts & Mortgage Finance
	(Cost: $19,401,574)		23,038,875
	Total Common Stocks (Cost: $220,997,524)		275,026,519

	Number of
	Contracts
Put Option Long 0.38%
(percentage of net assets)

BANKS 0.06%

Banks — Regional 0.05%
BB&T Corp.
@ 41 due Jul 17	880	5,280
@ 42 due Jul 17	880	10,120
@ 43 due Jul 17	880	16,720
@ 44 due Jul 17	880	28,160
Fifth Third Bancorp
@ 24 due Jul 17	880	14,960
@ 25 due Jul 17	1,760	56,320
		131,560
Diversified Banks 0.01%
JPMorgan Chase & Co.
@ 87.5 due Jul 2017	880	5,280
US Bancorp
@ 50.5 due Jul 17	1,320	3,960
@ 51 due Jul 17	880	25,520
Wells Fargo & Co.
@ 52 due Jul 17	880	1,320
@ 53 due Jul 17	880	2,200
		38,280
Total Banks (Cost: $366,104)		169,840

DIVERSIFIED FINANCIALS 0.04%

Asset Management & Custody Banks 0.01%
Bank of New York Mellon Corp.
@ 49 due Jul 2017	880	11,000
State Street Corp.
@ 85 due Jul 2017	880	27,720
		38,720
Consumer Finance 0.01%
American Express Co.
@ 81 due Jul 17	880	3,080
@ 83 due Jul 17	880	12,320
Capital One Financial Corp.
@ 80.5 due Jul 2017	880	10,120
		25,520
Investment Banking & Brokerage 0.02%
Charles Schwab Corp.
@ 42 due Jul 2017	1,320	16,500
Morgan Stanley, Puts
@ 44 due Jul 2017	880	21,560
TD Ameritrade Holding Corp.
@ 38 due Jul 17	1,320	—
@ 41 due Jul 17	880	30,800
		68,860
Total Diversified Financials (Cost: $424,874)		133,100

12	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2017 (Unaudited)

	Number of
	Contracts	Value

EXCHANGE TRADED FUNDS 0.17%

Exchange Traded Funds 0.17%
Financial Select Sector SPDR Fund
@ 23 due Jul 17	1,760	$—
@ 23 due Jul 17	1,320	3,300
@ 23.5 due Jul 17	1,760	2,640
@ 23.5 due Jul 17	1,320	4,620
@ 24 due Jul 17	1,760	6,160
@ 24 due Jul 17	1,760	13,200
@ 24 due Jul 17	2,640	34,320
@ 24.5 due Jul 17	1,760	22,000
@ 24.5 due Jul 17	1,760	35,200
@ 24.5 due Jul 17	1,760	40,480
iShares iBoxx $ High Yield Corporate Bond ETF
@ 85 due Jul 17	880	—
@ 86 due Jul 17	880	—
@ 87 due Jul 17	880	7,920
@ 87.5 due Jul 17	880	9,240
iShares MSCI Emerging Markets ETF
@ 40 due Jul 17	880	7,920
@ 40.5 due Jul 17	1,760	14,080
@ 41 due Jul 17	880	14,080
iShares Russell 2000 ETF
@ 136 due Jul 17	880	10,560
@ 137 due Jul 17	880	44,000
@ 138 due Jul 17	880	26,840
SPDR S&P Bank ETF
@ 42 due Jul 2017	880	24,200
SPDR S&P Regional Banking ETF
@ 51.5 due Jul 17	880	3,080
@ 52 due Jul 17	880	24,640
@ 52.5 due Jul 17	880	5,720
@ 53 due Jul 17	880	8,360
@ 53 due Jul 17	880	34,320
@ 53.5 due Jul 17	880	13,200
SPDR S&P500 ETF Trust
@ 237 due Jul 17	880	14,080
@ 240 due Jul 17	1,320	67,320
		491,480
Total Exchange Traded Funds (Cost: $1,031,075)		491,480

INFORMATION TECHNOLOGY 0.03%

Data Processing & Outsourcing 0.03%
Mastercard, Inc.
@ 116 due Jul 2017	880	20,240
Visa, Inc.
@ 94 due Jul 2017	880	61,160
		81,400
Total Information Technology (Cost: $78,692)		81,400

INSURANCE 0.08%

Life & Health Insurance 0.01%
Aflac, Inc.
@ 75 due Jul 2017	880	22,000
		22,000
Multi-line Insurance 0.02%
American International Group, Inc.
@ 62 due Jul 17	880	48,400
@ 62 due Jul 17	880	17,600
		66,000
Property & Casualty Insurance 0.05%
Allstate Corp.
@ 82.5 due Jul 17	880	9,680
@ 85 due Jul 17	880	21,120
Progressive Corp.
@ 43 due Jul 2017	880	28,600
The Travelers Cos., Inc.
@ 125 due Jul 2017	440	50,600
XL Group Ltd.
@ 39 due Jul 17	880	—
@ 40 due Jul 17	880	—
@ 42 due Jul 17	1,320	21,120
		131,120
Total Insurance (Cost: $397,704)		219,120
Total Put Option Long (Cost: $2,298,449)		1,094,940

		Number of
		Shares
	Short-Term Instruments 3.00%
	(percentage of net assets)

	MONEY MARKET FUND 3.00%
	Fidelity Treasury Portfolio, Class I, 0.83% 8,511,519		8,511,519
	Total Money Market Fund (Cost: $8,511,519)		8,511,519
	Total Short-Term Instruments (Cost: $8,511,519)		8,511,519

	Total Investments 100.30%
	(Cost: $231,807,493)		$284,632,978

	Short Sales (22.12)%
	(Proceeds: $53,212,021)		(62,774,442)

	Call option written (0.30)%
	(Premiums received: $642,843)		(840,500)

	Cash and other assets, less liabilities 22.12%		62,756,485

	Net Assets 100.00%		$283,774,521

	Short Sales (22.12)%
	(percentage of net assets)

	BANKS (10.30)%

	Banks — Regional (10.30)%
	Bank of Hawaii Corp.	(21,000)	(1,742,370)
	BOK Financial Corp.	(24,350)	(2,048,565)
	Cathay General Bancorp	(67,500)	(2,561,625)
	City Holding Co.	(25,000)	(1,646,750)
	Commerce Bancshares, Inc.	(94,500)	(5,370,435)
	Cullen/Frost Bankers, Inc.	(60,000)	(5,634,600)
•	FCB Financial Holdings, Inc.	(64,925)	(3,100,169)
•	Franklin Financial Network, Inc.	(7,085)	(292,256)
	Great Western Bancorp, Inc.	(78,300)	(3,195,423)
	Umpqua Holdings Corp.	(198,430)	(3,643,175)
			(29,235,368)
	Total Banks (Proceeds received: $25,112,388)		(29,235,368)

See Notes to Financial Statements	RMB MENDON FINANCIAL LONG/SHORT FUND	13

RMB Mendon Financial Long/Short Fund

Portfolio Holdings (Continued) As of June 30, 2017 (Unaudited)

		Number of
		Shares	Value
	DIVERSIFIED FINANCIALS (7.65)%

	Asset Management & Custody Banks (1.80)%
	BlackRock, Inc.	(12,120)	$(5,119,609)

	Consumer Finance (1.55)%
•	Credit Acceptance Corp.	(17,090)	(4,394,523)

	Financial Exchanges & Data (3.60)%
	Moody’s Corp.	(84,037)	(10,225,622)

	Insurance Brokers (0.69)%
	Willis Towers Watson PLC	(13,500)	(1,963,710)
	Total Diversified Financials
	(Proceeds received: $18,702,450)		(21,703,464)

	INSURANCE (1.83)%

	Property & Casualty Insurance (1.83)%
	Axis Capital Holdings, Ltd.	(51,000)	(3,297,660)
	The Travelers Cos., Inc.	(15,000)	(1,897,950)
			(5,195,610)
	Total Insurance (Proceeds received: $4,664,451)		(5,195,610)

	THRIFTS & MORTGAGE FINANCE (2.34)%

	Thrifts & Mortgage Finance (2.34)%
	Washington Federal, Inc.	(200,000)	(6,640,000)
	Total Thrifts & Mortgage Finance
	(Proceeds received: $4,732,732)		(6,640,000)
	Total Short Sales
	(Proceeds received: $53,212,021)		(62,774,442)

	Number of
	Contracts
Call Option Written (0.30)%
(percentage of net assets)

BANKS (0.19)%

Banks — Regional (0.06)%
Citizens Financial Group, Inc.
@ 40 due Jan 2018	(1,000)	(115,000)
Regions Financial Corp.
@ 16 due Jan 2018	(1,000)	(67,000)
		(182,000)
Diversified Banks (0.13)%
Bank of America Corp.
@ 25 due Jan 2018	(2,500)	(362,500)
Total Banks
(Premiums received: $412,158)		(544,500)

DIVERSIFIED FINANCIALS (0.11)%

Investment Banking & Brokerage (0.11)%
E*TRADE Financial Corp.
@ 38 due Oct 17	(500)	(125,000)
@ 40 due Oct 17	(500)	(79,250)
@ 42 due Jan 18	(500)	(91,750)
		(296,000)
Total Diversified Financials
(Premiums received: $230,685)		(296,000)
Total Call Option Written
(Premiums received: $642,843)		(840,500)

Federal Income Tax Basis of Investments

The tax cost of the Fund at June 30, 2017, based on securities owned was $232,745,744.

The unrealized gross appreciation/(depreciation) for all securities in the Fund at June 30, 2017 was $58,391,279 and $(6,504,045), respectively, and net unrealized appreciation was $51,887,234.

•	Indicates securities that do not produce income.

[a]	Security or partial security segregated as collateral for securities sold short. The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The aggregate market value of collateral posted was $58,257,360. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

[b]	Securities or partial securities on which call/put options were written.

14	RMB MENDON FINANCIAL LONG/SHORT FUND	See Notes to Financial Statements

Statements of Assets and Liabilities As of June 30, 2017 (Unaudited)

		RMB	RMB Mendon
		Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Assets:
Investments:
Investments at cost of unaffiliated securities[14,15]	$63,076,122	$461,421,223	$231,807,493
Net unrealized appreciation on unaffiliated investments	20,857,902	112,978,439	52,825,485
Total investments at value	83,934,024	574,399,662	284,632,978
Cash	—	—	87,250
Cash on deposit for securities sold short	—	—	63,185,394
Dividends and interest receivable	37,606	312,271	134,871
Receivable for capital stock sold	—	2,439,257	713,094
Receivable for investments sold	—	4,177,765	1,295,498
Prepaid expenses	53,243	139,278	83,947
Other receivables	—	1,262	—
Total assets	84,024,873	581,469,495	350,133,032

Liabilities:
Payable for dividend declared on short sales	—	—	58,284
Payable for fund shares redeemed	72,493	4,940,806	2,135,920
Payable for investments purchased	—	5,623,378	121,489
Short sales at value*	—	—	62,774,442
Options written at value**[7,15]	—	95,625	840,500
Payable for compliance/dues	1,638	4,621	4,272
Payable for auditing and legal fees	39,022	4,209	25,960
Payable for administration fees[2]	5,209	34,697	18,206
Payable for investment advisory fees[3]	42,099	348,642	215,628
Payable for distribution fees and service fees[4]	20,292	134,399	62,936
Payable for printing fees	11,301	—	6,188
Payable for transfer agent fees	15,334	—	28,377
Accrued expenses and other payables	19,298	—	66,309
Total liabilities	226,686	11,186,377	66,358,511
Net assets	$83,798,187	$570,283,118	$283,774,521

Analysis of Net Assets:[8]
By source:
Par value	$291,075	$1,338,528	$1,618,687
Capital paid-in	38,925,743	426,249,784	251,505,186
Accumulated undistributed net investment income/(loss)	30,531	(948,902)	(1,347,738)
Accumulated net realized gain/(loss) on investments	23,692,936	30,665,646	(11,067,021)
Net unrealized appreciation on investments, written options and short sales	20,857,902	112,978,062	43,065,407
Net assets	$83,798,187	$570,283,118	$283,774,521

By share class:
Net assets:
Class A	$78,735,480	$425,482,973	$155,685,287
Class C	$4,284,165	$55,425,213	$26,737,008
Class I	$778,542	$89,374,932	$101,352,226

NAV (par value $0.10 per share)
Class A5	$28.98	$42.88	$17.61
Class C	$25.64	$39.65	$16.39
Class I	$29.01	$43.26	$17.73

Capital Shares outstanding:
(unlimited number of Shares has been authorized)
Class A	2,716,800	9,921,612	8,840,188
Class C	167,117	1,397,767	1,631,231
Class I	26,834	2,065,905	5,715,454

*	The payables for short sales include proceeds received for the following amounts: RMB Financial Long/Short Fund $53,212,021.

**	The payables for options written include premiums received for the following amounts: RMB Fund $0, RMB Financial Services Fund $95,248 and RMB Financial Long/Short Fund $642,843.

See Notes to Financial Statements	ASSETS AND LIABILITIES	15

Statements of Operations For the period ended June 30, 2017 (Unaudited)

		RMB	RMB Mendon
		Mendon	Financial
	RMB	Financial	Long/Short
	Fund	Services Fund	Fund
Investment Income:
Interest	$3,924	$30,969	$95,105
Dividends*	634,575	2,639,050	1,670,475
Miscellaneous Income	—	—	1,475
Total income	638,499	2,670,019	1,767,055

Expenses:
Investment advisory fees[3]	252,689	2,022,792	1,357,529
Performance adjustment	—	—	(19,884)
Administration fees[2]	26,911	173,191	96,464
Dividend expense on securities sold short	—	—	765,037
Service fees (Class C)[4]	5,682	66,184	34,134
Distribution fees (Class A)[4]	99,120	568,166	272,412
Distribution fees (Class C)[4]	17,045	198,553	102,402
Transfer agent fees	36,629	184,340	137,045
Audit and legal fees	53,996	148,238	106,579
Reports to shareholders	15,431	44,938	29,627
Trustees’ fees and insurance expenses	31,889	60,413	46,195
Custodian fees	6,319	12,200	75,182
Compliance/Dues Expense	2,188	5,171	4,272
Registration fees and expenses	27,625	53,601	47,267
Fund accounting expenses	13,897	56,794	38,973
CCO expenses	2,882	15,497	12,718
Miscellaneous expenses	15,665	8,843	8,841
Total expenses	607,968	3,618,921	3,114,793
Net investment income (loss)	$30,531	$(948,902)	$(1,347,738)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options and Short Sales
Realized gain (loss) from securities, written options and short sales transactions:
Realized gain on investments	14,672,663	11,325,196	16,245,788
Realized loss on affiliates	—	(3,391)	—
Realized gain/(loss) on options	—	—	(13,433,860)
Realized gain/(loss) on written options	19,348	48,301	(9,974)
Realized gain/(loss) on short sales	(13,567)	—	(3,455,779)
Net realized gain (loss) from securities, written options and short sales transactions	14,678,444	11,370,106	(653,825)

Unrealized appreciation/(depreciation) on:
Net unrealized appreciation/(depreciation) on investments	(5,709,386)	6,884,039	(18,368,480)
Net unrealized appreciation/(depreciation) on options	—	—	(881,283)
Net unrealized appreciation on written options	413,713	1,893,253	8,284,392
Net unrealized appreciation on short sales transactions	—	—	1,792,243
Net unrealized appreciation/(depreciation) of investments, written options and short sales transactions	(5,295,673)	8,777,292	(9,173,128)
Net realized and unrealized gain/(loss) on investments, written options and short sales transactions	9,382,771	20,147,398	(9,826,953)
Net increase from payments by affiliates[3]	13,567	—	—
Net increase (decrease) in net assets resulting from operations	$9,426,869	$19,198,496	$(11,174,691)

*	Net of foreign taxes withheld of $3,601 for the RMB Fund.

16	OPERATIONS	See Notes to Financial Statements

Statements of Changes in Net Assets

	RMB Fund		RMB Mendon Financial Services Fund		RMB Mendon Financial Long/Short Fund
	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016
Increase/(decrease) in Net Assets
From operations:
Net investment income/(loss)	$30,531	$(30,747)	$(948,902)	$(92,798)	$(1,347,738)	$(1,331,242)
Net realized gain/(loss) on transactions	14,678,444	33,628,017	11,370,106	25,858,527	(653,825)	(9,780,278)
Net increase from payments by affiliates	13,567	—	—	—	—	—
Unrealized appreciation/(depreciation)	(5,295,673)	(33,993,093)	8,777,292	68,506,504	(9,173,128)	25,615,596
Net increase (decrease) in net assets resulting from operations	9,426,869	(395,823)	19,198,496	94,272,233	(11,174,691)	14,504,076

Distributions to shareholders:
From net investment income:
Class A shares	—	(201,008)	—	—	—	—
Total distributions from net investment income	—	(201,008)	—	—	—	—

From realized gains from securities transactions:
Class A shares	—	(22,049,133)	—	(5,873,137)	—	(894,206)
Class C shares	—	(1,520,831)	—	(716,535)	—	(137,367)
Class I shares	—	—	—	—	—	(382,989)
Total distributions from realized gains	—	(23,569,964)	—	(6,589,672)	—	(1,414,562)
Total distributions to shareholders	—	(23,770,972)	—	(6,589,672)	—	(1,414,562)
Increase/(decrease) in net assets derived from capital share transactions	(9,343,136)	(13,918,664)	83,340,366	128,207,831	(6,670,253)	(97,847,411)
Redemption fees[13]	2	17,410	18,089	63,653	5,911	46,479
Increase/(decrease) in net assets for the period	83,735	(38,068,049)	102,556,951	215,954,045	(17,839,033)	(84,711,418)

Net assets:
Beginning of period	83,714,452	121,782,501	467,726,167	251,772,122	301,613,554	386,324,972
End of period	$83,798,187	$83,714,452	$570,283,118	$467,726,167	$283,774,521	$301,613,554
Undistributed net investment income/(loss), end of period	$30,531	$—	$(948,902)	$—	$(1,347,738)	$—

See Notes to Financial Statements	CHANGES IN NET ASSETS	17

Statements of Changes in Net Assets — Capital Stock Activity

			RMB Mendon		RMB Mendon
	RMB Fund		Financial Services Fund		Financial Long/Short Fund
	Six Months		Six Months		Six Months
	Ended		Ended		Ended
	June 30,	Year Ended	June 30,	Year Ended	June 30,	Year Ended
	2017	December 31,	2017	December 31,	2017	December 31,
	(Unaudited)	2016	(Unaudited)	2016	(Unaudited)	2016
Capital stock transactions in dollars:
Class A shares
Net proceeds from sale of shares	$122,813	$927,510	$161,687,682	$238,294,141	$41,279,394	$90,646,306
Net asset value of shares issued to shareholders in reinvestment of dividends	—	20,074,315	—	5,467,232	—	737,745
Cost of shares redeemed	(9,064,618)	(30,206,665)	(170,602,513)	(126,500,752)	(74,038,271)	(217,599,706)
Net increase/(decrease)	$(8,941,805)	$(9,204,840)	$(8,914,831)	$117,260,621	$(32,758,877)	$(126,215,655)

Class C
Net proceeds from sale of shares	$1,825	$68,962	$11,778,500	$15,628,319	$3,433,742	$6,180,704
Net asset value of shares issued to shareholders in reinvestment of dividends	—	1,413,820	—	673,976	—	115,866
Cost of shares redeemed	(1,144,090)	(6,196,606)	(5,318,338)	(5,355,085)	(3,767,968)	(5,383,010)
Net increase/(decrease)	$(1,142,265)	$(4,713,824)	$6,460,162	$10,947,210	$(334,226)	$913,560

Class I
Net proceeds from sale of shares	790,618	—	91,399,238	—	62,999,057	60,085,384
Net asset value of shares issued to shareholders in reinvestment of dividends	—	—	—	—	—	364,795
Cost of shares redeemed	(49,684)	—	(5,604,203)	—	(36,576,207)	(32,995,495)
Net increase	$740,934	$—	$85,795,035	$—	$26,422,850	$27,454,684
Net increase/(decrease) in net assets derived from capital shares transactions	$(9,343,136)	$(13,918,664)	$83,340,366	$128,207,831	$(6,670,253)	$(97,847,411)

Share Transactions
Class A
Shares sold	4,450	27,981	3,860,873	7,089,583	2,287,333	5,748,262
Shares issued for reinvestments	—	762,702	—	134,528	—	40,602
Shares redeemed	(326,510)	(911,747)	(4,121,390)	(3,997,783)	(4,202,332)	(14,074,676)
Net increase/(decrease)	(322,060)	(121,064)	(260,517)	3,226,328	(1,914,999)	(8,285,812)

Class C
Shares sold	75	2,325	302,205	493,752	206,028	416,112
Shares issued for reinvestments	—	60,471	—	17,863	—	6,828
Shares redeemed	(46,971)	(206,290)	(137,285)	(171,885)	(227,270)	(362,473)
Net increase/(decrease)	(46,896)	(143,494)	164,920	339,730	(21,242)	60,467

Class I
Shares sold	28,558	—	2,199,797	—	3,548,180	3,777,284
Shares issued for reinvestments	—	—	—	—	—	19,967
Shares redeemed	(1,724)	—	(133,892)	—	(2,050,960)	(2,035,785)
Net increase	26,834	—	2,065,905	—	1,497,220	1,761,466

18	CHANGES IN NET ASSETS	See Notes to Financial Statements

Statement of Cash Flows (For the Period Ended June 30, 2017) (Unaudited)

RMB Mendon Financial Long/Short Fund

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(11,174,691)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Cash used in operating activities:
Purchases of long-term portfolio investments	(161,420,775)
Sales of long-term portfolio investments	169,646,334
Proceeds from short sales	49,871,831
Closed short transactions	(58,737,818)
Purchase of options	(39,761,444)
Sale of options	24,764,314
Premiums received for written options	1,908,788
Purchases to cover written options	(1,377,857)
Sales of short-term portfolio investments, net	3,488,481
Decrease in deposit for securities sold short	7,190,227
Decrease in receivable for dividends and Interest	13,275
Decrease in receivable for investments sold	528,416
Increase in prepaid expenses	(970)
Decrease in other receivables	2,183
Increase in payable for dividend declared on short sales	38,904
Decrease in payable for investments purchased	(4,765,868)
Decrease in payable for auditing and legal fees	(19,437)
Increase in payable for administration fees	4,405
Increase in investment advisory fees	83,377
Decrease in payable for distribution and service fees	(10,086)
Decrease in payable for printing fees	(60)
Increase in payable for compliance/dues	4,272
Decrease in payable for transfer agent fees	(75,760)
Increase in accrued expenses and other payables	32,555
Net realized loss on investments	653,825
Net change in accumulated unrealized depreciation on investments	9,173,128
Net cash used in operating activities	(9,940,451)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold, net of receivable for beneficial interest sold	108,300,432
Payment of shares redeemed, net of payable for beneficial interest redeemed	(113,244,970)

Net cash used in financing activities	(4,944,538)
Net change in cash	(14,884,989)
Cash at beginning of period	14,972,239
Cash at end of period	$87,250

See Notes to Financial Statements	CASH FLOWS	19

Financial Highlights For a share outstanding throughout each period.

	Income from investment operations				Less distributions
			Net realized				Distributions
			and				from capital
	Net asset	Net	unrealized		Dividends		gains (from
	value,	investment	gain (loss)	Total from	from net	Distributions	securities
	beginning	income	on securities	investment	investment	from return	and options	Total
	of period	(loss)[a]	and options[7]	operations	income	of capital	transactions)	distributions
RMB Fund
CLASS A SHARES
6/30/2017
(unaudited)	$25.93	$0.02	$3.03	$3.05	$—	$—	$—	$—
12/31/2016	34.90	0.01	0.60	0.61	(0.09)	—	(9.50)	(9.59)
12/31/2015	37.64	0.11	0.58	0.69	—	—	(3.43)	(3.43)
12/31/2014	36.76	0.10	2.85	2.95	(0.14)	—	(1.93)	(2.07)
12/31/2013	31.65	0.19	7.43	7.62	(0.03)	—	(2.48)	(2.51)
12/31/2012	29.00	0.29	3.37	3.66	(0.05)	—	(0.96)	(1.01)

CLASS C SHARES
6/30/2017
(unaudited)	$23.02	$(0.08)	$2.70	$2.62	$—	$—	$—	$—
12/31/2016	32.19	(0.22)	0.55	0.33	—	—	(9.50)	(9.50)
12/31/2015	35.23	(0.17)	0.56	0.39	—	—	(3.43)	(3.43)
12/31/2014	34.65	(0.18)	2.69	2.51	—	—	(1.93)	(1.93)
12/31/2013	30.16	(0.07)	7.04	6.97	—	—	(2.48)	(2.48)
12/31/2012	27.84	0.05	3.23	3.28	—	—	(0.96)	(0.96)

CLASS I SHARES
For the period
from 2/1/2017[f]
through 6/30/2017	$26.41	$0.05	$2.55	$2.60	$—	$—	$—	$—

RMB Mendon Financial Services Fund
CLASS A SHARES
6/30/2017
(unaudited)	$41.30	$(0.06)	$1.64	$1.58	$—	$—	$—	$—
12/31/2016	32.31	0.02	9.58	9.60	—	—	(0.62)	(0.62)
12/31/2015	27.88	—	5.70	5.70	—	—	(1.27)	(1.27)
12/31/2014	25.77	(0.21)	3.06	2.85	—	—	(0.74)	(0.74)
12/31/2013	19.03	(0.13)	6.87	6.74	—	—	—	—
12/31/2012	15.42	(0.07)	3.68	3.61	—	—	—	—

CLASS C SHARES
6/30/2017
(unaudited)	$38.32	$(0.20)	$1.53	$1.33	$—	$—	$—	$—
12/31/2016	30.25	(0.22)	8.91	8.69	—	—	(0.62)	(0.62)
12/31/2015	26.36	(0.21)	5.37	5.16	—	—	(1.27)	(1.27)
12/31/2014	24.59	(0.39)	2.90	2.51	—	—	(0.74)	(0.74)
12/31/2013	18.30	(0.28)	6.57	6.29	—	—	—	—
12/31/2012	14.94	(0.18)	3.54	3.36	—	—	—	—

CLASS I SHARES
For the period
from 2/1/2017[f]
through 6/30/2017	$41.33	$—	$1.92	$1.92	$—	$—	$—	$—

20	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

Ratio to average net assets %
Ratio of total
Ratio of total	expenses
expenses after	before
extraordinary	extraordinary
Net asset	Net assets, end	expense and	expense and	Ratio of net	Portfolio
Redemption	value,	Total	of period	reimbursement/	reimbursement/	investment	turnover
fees[a]	end of period	return %	(in $000’s)	recovery[6]	recovery[6]	income (loss)	rate %

$0.00	[b]	$28.98	11.81	[c]	$78,735	1.40	[d]	1.40	[d]	0.11	[d]	23	[e]
0.01	25.93	1.36	78,787	1.63	1.55	0.02	51
0.00	[b]	34.90	1.52	110,275	1.38	1.38	0.28	17
0.00	[b]	37.64	8.04	124,215	1.36	1.36	0.25	24
0.00	[b]	36.76	24.28	145,480	1.33	1.33	0.53	45
0.00	[b]	31.65	12.61	145,034	1.38	1.43	0.91	82

$—	$25.64	11.43	[c]	$4,284	2.15	[d]	2.15	[d]	(0.64)[d]	23	[e]
0.00	[b]	23.02	0.57	4,927	2.39	2.30	(0.73)	51
0.00	[b]	32.19	0.77	11,507	2.13	2.13	(0.47)	17
0.00	[b]	35.23	7.25	15,417	2.11	2.11	(0.50)	24
0.00	[b]	34.65	23.32	17,810	2.08	2.08	(0.22)	45
0.00	[b]	30.16	11.77	13,542	2.13	2.18	0.16	82

$—	$29.01	9.84	[c]	$779	1.15	[d]	1.15	[d]	0.36	[d]	23	[e]

$0.00	[b]	$42.88	3.85	[c]	$425,483	1.28	[d]	1.28	[d]	(0.29)[d]	28	[e]
0.01	41.30	29.77	420,479	1.42	1.41	0.05	71
0.00	[b]	32.31	20.43	224,755	1.71	1.61	0.02	62
0.00	[b]	27.88	11.11	76,726	1.80	1.64	(0.79)	106
0.00	[b]	25.77	35.42	77,206	1.80	1.81	(0.56)	126
0.00	[b]	19.03	23.41	46,157	1.70	2.24	(0.35)	168

$0.00	[b]	$39.65	3.47	[c]	$55,425	2.03	[d]	2.03	[d]	(1.04)[d]	28	[e]
0.00	[b]	38.32	28.76	47,247	2.17	2.16	(0.73)	71
0.00	[b]	30.25	19.55	27,017	2.46	2.36	(0.73)	62
0.00	[b]	26.36	10.26	12,180	2.55	2.39	(1.54)	106
0.00	[b]	24.59	34.37	7,258	2.55	2.56	(1.31)	126
0.00	[b]	18.30	22.49	3,895	2.43	2.99	(1.08)	168

$0.01	$43.26	4.67	[c]	$89,375	1.03	[d]	1.03	[d]	0.04	d	28	[e]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	21

Financial Highlights (Continued) For a share outstanding throughout each period.

	Income from investment operations					Less distributions
				Net realized				Distributions
				and				from capital
	Net asset	Net		unrealized		Dividends		gains (from
	value,	investment		gain (loss)	Total from	from net	Distributions	securities
	beginning	income		on securities	investment	investment	from return	and options	Total
	of period	(loss)[a]		and options[7]	operations	income	of capital	transactions)	distributions
RMB Mendon Financial Long/Short Fund
CLASS A SHARES
6/30/2017
(unaudited)	$18.24	$(0.08)		$(0.55)	$(0.63)	$—	$—	$—	$—
12/31/2016	16.80	(0.07)		1.59	1.52	—	—	(0.08)	(0.08)
12/31/2015	14.92	(0.07)		2.33	2.26	—	—	(0.39)	(0.39)
12/31/2014	13.90	(0.14)		1.81	1.67	—	—	(0.65)	(0.65)
12/31/2013	11.40	(0.00	)b	2.68	2.68	—	—	(0.18)	(0.18)
12/31/2012	9.39	(0.06)		2.44	2.38	—	—	(0.37)	(0.37)

CLASS C SHARES
6/30/2017
(unaudited)	$17.03	$(0.13)		$(0.51)	$(0.64)	$—	$—	$—	$—
12/31/2016	15.80	(0.17)		1.48	1.31	—	—	(0.08)	(0.08)
12/31/2015	14.17	(0.17)		2.19	2.02	—	—	(0.39)	(0.39)
12/31/2014	13.32	(0.23)		1.73	1.50	—	—	(0.65)	(0.65)
12/31/2013	11.01	(0.09)		2.58	2.49	—	—	(0.18)	(0.18)
12/31/2012	9.14	(0.13)		2.37	2.24	—	—	(0.37)	(0.37)

CLASS I SHARES
6/30/2017
(unaudited)	$18.33	$(0.06)		$(0.54)	$(0.60)	$—	$—	$—	$—
12/31/2016	16.84	(0.02)		1.59	1.57	—	—	(0.08)	(0.08)
For the period
from 8/20/2015[f]
through 12/31/2015	16.39	—		0.83	0.83	—	—	(0.39)	(0.39)

a	Per share values have been calculated using the average share method.

b	Less than $0.01 per share.

c	Total Return was not annualized for periods less than one year, assumes dividend reinvesment and does not relect the effect of sales charges. Total return would have been lower in the absence of the expense waiver.

d	Annualized.

e	Not Annualized.

f	Commencement of operations.

g	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.59%, 1.75%, 1.85%, 1.80%, 1.75%, and 1.59%, for 6/30/2017, through 12/31/2012, respectively.

h	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.59%, 1.68%, 1.74%, 1.85%, 1.89%, and 2.10% , for 6/30/2017, through 12/31/2012, respectively.

i	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (0.46%), (0.02%), (0.01%), (0.45%), 0.51%, and (0.02%), for 6/30/2017, through 12/31/2012, respectively.

j	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.74%.

k	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.28% 2.45%, 2.55%, 2.50%, 2.45%, and 2.27%, for 6/30/2017, through 12/31/2012, respectively.

l	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 2.28% 2.38%, 2.44%, 2.55%, 2.59%, and 2.80%, for 6/30/2017, through 12/31/2012, respectively.

m	Ratio of net investment income (loss), excluding extraordinary expense and dividend and interest expense on securities sold short, would have been (1.16%), (0.72%), (0.71%), (1.15%), (0.19%), and (0.70%), for 6/30/2017, through 12/31/2012, respectively.

n	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 2.44%.

o	Ratio of total expenses after reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.29%, 1.39% and 1.44% for 6/30/2017, 12/31/2016 and 12/31/2015, respectively.

p	Ratio of total expenses before reimbursement/recovery, excluding dividend and interest expense on securities sold short, would have been 1.29%, 1.38% and 1.44% for 6/30/2017, 12/31/2016 and 12/31/2015, respectively.

q	Ratio of net investment income (loss), excluding extraordinary expense dividend and interest expense on securities sold short, would have been (0.62%), 0.33% and (0.40%) for 6/30/2017, 12/31/2016 and 12/31/2015, respectively.

r	Ratio of total expenses after reimbursement/recovery, excluding extraordinary expense and dividend and interest expense on securities sold short, would have been 1.38%.

22	FINANCIAL HIGHLIGHTS	See Notes to Financial Statements

					Ratio to average net assets %
							Ratio of total
					Ratio of total		expenses
					expenses after		before
					extraordinary		extraordinary
		Net asset		Net assets, end	expense and		expense and		Ratio of net	Portfolio
Redemption		value,	Total	of period	reimbursement/		reimbursement/		investment	turnover
fees[a]		end of period	return %	(in $000’s)	recovery[6]		recovery[6]		income (loss)	rate %

$0.00	[b]	$17.61	(3.40)[c]	$155,686	2.05	[d,g]	2.05	[d,h]	(0.92)[d,i]	68	[e]
0.00	[b]	18.24	9.14	196,133	2.18	[g,j]	2.11	[h]	(0.46)[i]	61
0.01		16.80	15.10	319,796	2.24	[g]	2.14	[h]	(0.40)[i]	72
0.00	[b]	14.92	12.08	70,544	2.30	[g]	2.35	[h]	(0.95)[i]	131
0.00	[b]	13.90	23.52	67,912	2.27	[g]	2.41	[h]	(0.02)[i]	172
0.00	[b]	11.40	25.38	50,459	2.18	[g]	2.69	[h]	(0.61)[i]	204

$—		$16.39	(3.76)[c]	$26,737	2.75	[d,k]	2.75	[d,l]	(1.62)[d,m]	68	[e]
0.00	[b]	17.03	8.32	28,143	2.88	[k,n]	2.81	[l]	(1.16)[m]	61
0.00	[b]	15.80	14.21	25,160	2.94	[k]	2.84	[l]	(1.10)[m]	72
0.00	[b]	14.17	11.33	10,614	3.00	[k]	3.05	[l]	(1.65)[m]	131
0.00	[b]	13.32	22.62	8,529	2.97	[k]	3.11	[l]	(0.72)[m]	172
0.00	[b]	11.01	24.54	7,140	2.86	[k]	3.39	[l]	(1.29)[m]	204

$0.00	[b]	$17.73	(3.27)[c]	$101,352	1.75	[d,o]	1.75	[d,p]	(0.62)[d,n]	68	[e]
0.00	[b]	18.33	9.41	77,338	1.82	[o,r]	1.82	[p]	(0.13)[n]	61

0.01		16.84	5.03 [c]	41,369	1.84	[d,o]	1.84	[d,p]	0.00 [d,q]	72	[e]

See Notes to Financial Statements	FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements (Unaudited)

Organization

RMB Investors Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified open-end management investment company. The Trust currently consists of the following three series: RMB Fund, RMB Mendon Financial Services Fund, and RMB Mendon Financial Long/Short Fund (each a “Fund” and collectively the “Funds”). Each Fund shares the adviser’s fundamental philosophy of prudent investment and risk management.

The RMB Fund seeks capital appreciation, mainly long term; Income is generally of less importance, meaning that it is a secondary goal. The RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund seek capital appreciation.

Each Fund has three classes of shares:

Class A shares incur a maximum initial sales charge of 5.00% and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan.

Each Fund charges a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchange into another Fund) within 30 days after purchase.

On June 8, 2016, the Trustees of the Board of Trustees (the ‘‘Board’’) of the Trust unanimously voted to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and RMB Capital Management, LLC (‘‘RMB’’ or ‘‘Adviser’’) and also approved a new sub-advisory agreement between RMB and Mendon Capital Advisors Corp. (‘‘Mendon’’ or the ‘‘Sub-Adviser’’) for RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund).

1. Accounting Policies

General:

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

Fair Value Pricing

Portfolio securities and any other Fund assets shall be valued each day on which the New York Stock Exchange is open for business, using readily available market quotations at such times as are established in the Trust’s registration statement. The valuation methods below are listed in order of priority; the highest priority shall be employed when available. If none of the listed valuation methods are available, portfolio securities shall be fair valued by RMB’s Valuation Committee in conformity with the fair valuation provisions below.

Stocks

Equity Securities, Warrants, Exchange Trading Funds (‘‘ETFs’’), and American Depository Receipts (‘‘ADRs’’) Listed on a U.S. Exchange. The market value shall be the last reported sale price on the market on which the security primarily trades. If there is no such last sale reported, securities will be valued at the mean between the closing bid and closing asked prices on the primary market.

Equity Securities on NASDAQ. The market value shall be the NASDAQ Official Closing Price or ‘‘NOCP.’’ The NOCP is determined by NASDAQ to be the last reported sale price, unless the last sale price is above or below the last reported bid and asked prices. If the last reported bid and asked price is above the last sale price, the last reported bid is used; conversely, if the last reported bid and asked price is below the last sale price, the last reported asked price will serve as the NOCP. If no last sales price is reported, the securities will be valued at the mean between the closing bid and closing asked price on the market on which the security primarily trades.

Equity Securities traded on the Over-The-Counter (‘‘OTC’’) Market. The market value shall be the last reported sale in the OTC market on which the security primarily trades, such as the OTC Bulletin Board, Pink OTC Markets, Inc., or other recognized OTC market. If no last sale is reported, the securities will be valued at the mean between the closing bid and the closing asked price on the primary market.

Bonds

Long-Term Debt Securities. Debt securities including bonds, notes, debentures, certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than sixty (60) calendar days for which reliable market quotations are readily available, shall be valued at the closing price. In the absence of closing prices, such securities will be valued at the mean between the closing bid and closing asked prices.

Short-Term Debt Securities. Debt securities with a remaining maturity of sixty (60) days or less are generally valued at amortized cost, subject to Board oversight.

Futures and Option contracts

Options Listed on a National Securities Exchange. Exchange traded options shall be valued at the composite mean between the closing bid and closing asked price, as provided by ICE.

•	Any options expiring within 30 days that are ‘‘out of the money’’ and for which there is no bid or asked price on the primary exchange, shall be valued at zero ($0.00). For the avoidance of doubt, the absence of a bid or asked price in such circumstance shall not result in treating the price as stale.

Exchange Traded Futures Contracts and Options on Futures Contracts. The market value of these instruments shall be the final settlement price or official closing price on the principal exchange on which the instrument is traded. If there is no such

24	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

price, the value shall be the mean between the closing bid and the closing asked prices on the principal exchange.

Short sales

The Funds may take ‘‘short’’ positions (i.e., sell ‘‘short’’) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of the Fund’s net assets, which is measured daily by the Adviser. During the period ended June 30, 2017, the RMB Mendon Financial Long/Short Fund sold securities short in order to hedge its long positions in periods of market decline and to take advantage of negative information about companies gained from the Sub-Adviser’s research. When a Fund enters into a short sale, the Fund records a liability for the securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of securities sold short. The Fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the Fund replaces a borrowed security, it will maintain in a segregated account at all times, cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the Funds’ prime broker. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase. During the period ended June 30, 2017, only the RMB Mendon Financial Long/Short Fund engaged in short sales.

Multiple Class Allocations

Each class of shares of a Fund has equal rights as to earnings and assets, except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Accounting for Portfolio Transactions

The Funds account for purchases and sales of portfolio securities as of each security’s trade date. The Funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the Funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The Funds record interest income on an accrual basis. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Securities Lending

The Funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

When a Fund lends portfolio securities, there is a risk that the borrower may fail to return the securities. As a result, the Fund may incur a loss or, in the event of a borrower’s bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The Fund will bear the risk of loss with respect to the investment of cash collateral. As of June 30, 2017, no securities were out on loan.

Use of Management Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a Fund’s assets, liabilities, income, and other items may ultimately differ from what is shown here.

2. Administrative Fees

RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund each paid the administrator 0.09% of average daily net assets up to $300 million, 0.07% of average daily net assets on the next $600 million and 0.03% of average daily net assets over $900 million. Net assets are aggregated among the Funds for the purposes of determining the applicable fee and then applied pro-rata across the Funds based on the Funds’ relative net assets.

3. Adviser Fees

RMB Capital Management, LLC serves as the investment adviser to the Funds. The Adviser is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

RMB Fund	0.60%
RMB Mendon Financial Services Fund	0.75%
RMB Mendon Financial Long/Short Fund	0.90%

The Adviser’s basic fee with respect to RMB Mendon Financial Long/Short Fund may be adjusted upward or downward (by up to 0.10% of the Fund’s rolling 36 month average daily net assets) depending on whether and to what extent the Fund’s performance for the relevant performance period, which consists of the current month and the prior 35 months, exceeds or is exceeded by the performance of the KBW Bank Index. This performance comparison is made at the end of each month. The net performance adjustment for the RMB Mendon Financial Long/Short Fund was 0.01% or ($19,884) which resulted in a net adviser fee for the six-month period ended June 30, 2017 of $1,337,645.

The Adviser reimbursed the RMB Fund $13,567 for losses from a trade error. This amount is reported on the Fund’s Statements

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements (Unaudited) (Continued)

of Operations under the caption ‘‘Net increase from payments by affiliates.’’ This reimbursement had no impact to the Fund’s total return.

4. Distribution Fees and Commissions

Foreside Fund Services, LLC (the ‘‘Distributor’’) serves as principal underwriter to the Funds pursuant to a distribution agreement dated January 22, 2016. The Distributor acts as principal underwriter of each Fund’s shares. The Funds have adopted distribution plans under the 1940 Act, to reimburse the Distributor for services provided for distributing shares of the Funds. The following Funds pay the Distributor distribution and service fees from the assets of the share classes, and in the amounts, listed below:

Distribution Fees:

	Class A	Class C
RMB Fund	0.25%	0.75%
RMB Mendon Financial Services Fund	0.25%	0.75%
RMB Mendon Financial Long/Short Fund	0.30%	0.75%

Service Fees:

Class C
RMB Fund	0.25%
RMB Mendon Financial Services Fund	0.25%
RMB Mendon Financial Long/Short Fund	0.25%

5. Offering Price

For Class A shares, the offering price as of June 30, 2017, including the maximum 5% sales charge was $30.51, $45.14, and $18.54 for RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund, respectively. The redemption price is NAV. Class C shares are offered at NAV without the imposition of an initial sales charge and the redemption price is NAV, subject to any applicable CDSC. Class I shares are offered at NAV without the imposition of an initial sales charge or a CDSC.

6. Expenses

Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund. Fund expenses that are not class specific are allocated to each class. Differences in class-level expenses may result in payment of different per share dividends by class.

The Adviser adopted a contractual Expense Limitation Agreement (the “Agreement”) for RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund. Under the Agreement, the Adviser contractually limits certain operating expenses (including advisory, distribution and service fees, among others) of the following Funds and share classes’ to the rates below based on average daily net assets:

	Class A	Class C
RMB Fund	1.59%	2.34%
RMB Mendon Financial Services Fund	1.80%	2.55%

Under the Agreement, the Adviser contractually limits the ‘‘other expenses’’ (which excludes advisory, distribution and service fees, among others) of each share class of the RMB Mendon Financial Long/Short Fund to 0.65% of average daily net assets.

In accordance with the Agreement, the Adviser will not reimburse the Fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired Fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the Fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board. For the period ended June 30, 2017, the dividend expense for securities sold short was $765,037 for RMB Mendon Financial Long/Short Fund. Pursuant to the Agreement, any fee waivers and expense reimbursements made by the Adviser to a Fund are subject to recoupment by the Adviser within the following three years provided the Fund is able to effect repayment and remain in compliance with applicable expense limitations in effect at the times the fees were waived or reimbursed. The Agreement will terminate on May 1, 2018 and may be continued from year to year thereafter, if agreed by all parties to the Agreement. The Agreement may only be terminated during its term with approval of the Board.

7. Securities and Written Options Transactions

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments for each Fund, for the period ended June 30, 2017, were as follows:

	Purchases	Sales
RMB Fund	$18,840,029	$(27,763,957)
RMB Mendon Financial Services Fund	$291,978,547	$(145,271,320)
RMB Mendon Financial Long/Short Fund	$161,420,775	$(169,646,334)

Written option activity for the Funds was as follows:

RMB Fund

Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2016	350	$145,417
Put Option Outstanding at December 31, 2016	—	—
Call Option Written	—	—
Put Option Written	—	—
Call Option Expired	(50)	(19,347)
Call Option Closed	—	—
Put Option Closed	—	—
Call Option Exercised	(300)	(126,070)
Call Option Outstanding at June 30, 2017	—	$—

26	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

RMB Mendon Financial Services Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2016	3,001	$302,510
Call Option Written	2,250	174,865
Call Option Expired	(910)	(48,301)
Call Option Closed	—	—
Call Option Exercised	(3,591)	(333,826)
Call Option Outstanding at June 30, 2017	750	$95,248

RMB Mendon Financial Long/Short Fund

	Number of
Written options	contracts	Premiums
Call Option Outstanding at December 31, 2016	14,197	$1,329,233
Put Option Outstanding at December 31, 2016	—	—
Call Option Written	6,000	642,843
Put Option Written	—	—
Call Option Expired	—	—
Put Option Expired	—	—
Call Option Closed	(1,500)	(101,937)
Put Option Closed	—	—
Call Option Exercised	(12,697)	(1,227,296)
Put Option Exercised	—	—
Call Option Outstanding at June 30, 2017	6,000	$642,843
Put Option Outstanding at June 30, 2017	—	$—

8. Distributions and Taxes

RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund expect to declare and pay income distributions once a year. Each Fund also expects to declare and pay distributions from net realized capital gains once a year.

The Funds record distributions on the ex-dividend date. On occasion, a Fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. A Fund would only make reclassifications consistent with federal tax regulations.

It is each Fund’s intention to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ‘‘more likely than not’’ to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Funds’ 2016 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The character of distributions paid on a tax basis during 2016 and 2015 are as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2016	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$200,972	$1,793,021	$812,032
Long-Term Capital Gain	23,570,000	4,796,651	601,580
	$23,770,972	$6,589,672	$1,413,612

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
2015	Fund	Fund	Fund
Distributions paid from:
Ordinary income	$62,876	$1,340,196	$1,089,361
Long-Term Capital Gain	11,092,993	6,464,223	6,759,684
	$11,155,869	$7,804,419	$7,849,045

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Undistributed Ordinary Income	$—	$3,934,225	$—
Undistributed Long-Term Capital Gains	9,283,752	16,724,645	—
Accumulated Capital and other Losses	—	—	—
Unrealized Appreciation on Investments	26,507,753	104,731,070	70,541,032
Unrealized Appreciation (Depreciation) on short securities and options written	(413,712)	(1,893,630)	(19,840,776)
Other accumulated losses	—	—	(8,874,917)
Total Accumulated Earnings	$35,377,793	$123,496,310	$41,825,339

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements (Unaudited) (Continued)

Under the Regulated Investment Company Modernization Act of 2010 (the ‘‘Act’’), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2016, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by treasury regulations:

		RMB Mendon	RMB Mendon
		Financial	Financial
Not Subject to	RMB	Services	Long/Short
Expiration	Fund	Fund	Fund
Short-Term	$—	$—	$8,874,917
Long-Term	$—	$—	$—

At December 31, 2016, RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund have no Deferred Post-October losses.

Net investment income and realized gain and loss for federal tax purposes differ from that reported in the financial statements because of temporary and permanent book and tax differences. These differences are primarily related to differing treatment of wash sales, REITS, partnerships and the tax practice known as equalization. As of December 31, 2016, the permanent book and tax basis differences were as follows:

		RMB Mendon	RMB Mendon
		Financial	Financial
	RMB	Services	Long/Short
	Fund	Fund	Fund
Increase/(Decrease) to Undistributed Net Investment Income/(Loss)	$1,477,125	$92,798	$1,331,242
Increase/(Decrease) to Accumulated Net Realized Gain/(Loss)	$(287,662)	$(89,121)	$45,215
Increase/(Decrease) to Paid-In Capital	$(1,189,463)	$(3,677)	$(1,376,457)

9. Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

10. Transactions with Affiliated Securities

During the period ended June 30, 2017, RMB Mendon Financial Services Fund owned shares of the following affiliated securities. An affiliated security is a security in which the Fund has ownership of at least 5% of the voting securities.

	Value at	Cost of	Proceeds	Realized	Unrealized	Value at	Dividend
Affiliate	12/31/16	Purchases	from Sales	Gain/(Loss)	Gain/(Loss)	06/30/17	Income
Peregrine Holdings LLC	$284,752	$—	$(281,359)	$(3,391)	$(2)	$—	$—
Totals	$284,752	$—	$(281,359)	$(3,391)	$(2)	$—	$—

11. Restricted Securities

The Funds may not invest more than 15% of net assets in securities subject to legal or contractual risks (‘‘restricted securities’’). At June 30, 2017, the Funds held no restricted securities.

12. Fund Risks

Each of the Funds is subject to market risk, common stock risk, management risk, and other risks. Market risk is the risk that the price of a security held by a Fund may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to the issuer of the security. Common stock risk is the risk that the price of an equity security held by a Fund may decline due to factors specifically related to the issuer of the security or due to general market conditions that are not specifically related to the issuer. Common stock may be disproportionately affected by these risks because it is subordinated to preferred stock, bonds, and other debt instruments in the issuer’s capital structure, and common stocks have also historically experienced significantly more volatility in their returns than these other securities. Management risk is the risk that investment decisions employed by the Adviser or Sub-Adviser will not produce the intended results.

RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund may be disproportionately affected by events affecting the financial services sector. Events affecting the financial services sector may include the following:

•	Bank viability/liquidity

•	Change in income conditions and interest rates

•	Financial companies may fall out of favor

•	Concentration of investments may increase volatility of the Fund

Also, regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the Funds invest.

28	NOTES TO FINANCIAL STATEMENTS

Notes to Financial Statements (Unaudited) (Continued)

In addition, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are subject to micro capitalization company risk and small- and mid-capitalization company risk.

Micro cap companies (companies with a market capitalization of less than $250 million) may be less financially secure, more volatile and have lower trading volumes than large-, mid- or small-capitalization companies.

Small- and mid-capitalization companies also may have greater price volatility than large-capitalization companies. Some small-cap holdings may be considered or become illiquid.

13. Short-term Trading (Redemption Fee)

Shareholders in RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund are subject to a redemption fee equal to 2.00% of the proceeds for the redemption of shares within 30 days of purchase. All redemption fees are retained by the applicable Fund and accounted for as an addition to paid-in capital.

14. Fair Value of Financial Instruments

Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (‘‘ASC 820’’) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using unadjusted exchange-traded prices in active markets for identical securities. This technique is used for exchange-traded domestic common and preferred equities and certain options.

Level 2 — Prices are determined using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and are based on an evaluation of the inputs described. These techniques are used for certain domestic preferred equities, unlisted rights and warrants and certain options.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an investment, unobservable inputs may be used. Unobservable inputs reflect the Trust’s Valuation Committee’s own assumptions about the factors that market participants would use in pricing an investment and would be based on the best information available. These inputs include, but are not limited to, any available market prices for the security or for securities deemed comparable; the cost of the security at the date of purchase; fundamental analytical data relating to the issuer of the security, the type of security and relevant financial statements; special reports, if any, prepared by qualified analysts; and the nature and duration of restrictions, if any, on disposition of the security. Securities using this technique are generally thinly traded or privately placed, and may be valued using broker quotes, which may not only use observable or unobservable inputs but may also include the use of brokers’ own judgments about the assumptions that market participants would use.

The following is a summary of the tiered valuation input levels, as of June 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

At June 30, 2017	Level 1	Level 2	Level 3	Total
RMB Fund
Assets
Common Stock:
Consumer Discretionary	$10,674,866	$—	$—	$10,674,866
Consumer Staples	8,100,865	—	—	8,100,865
Energy	4,697,506	—	—	4,697,506
Financial Services	7,575,705	—	—	7,575,705
Health Care	11,165,209	—	—	11,165,209
Industrials	11,233,649	—	—	11,233,649
Information Technology	25,941,485	—	—	25,941,485
Real Estate	3,638,800	—	—	3,638,800
Short-Term Instruments:	—	905,939	—	905,939
Total	$83,028,085	$905,939	$—	$83,934,024
Liabilities
Written Options	—	—	—	—
Total	$—	$—	$—	$—

RMB Mendon Financial Services Fund
Assets
Common Stock:
Banks	$489,424,953	$—	$—	$489,424,953
Diversified Financials	12,789,156	—	—	12,789,156
Industrials	4,643,000	—	—	4,643,000
Thrifts & Mortgage Finance	56,736,648	—	—	56,736,648

Warrants:
Banks	3,538,000	—	—	3,538,000
Short-Term Instruments:	—	7,267,905	—	7,267,905
Total	$567,131,757	$7,267,905	$—	$574,399,662
Liabilities
Written Options	(95,625)	—	—	(95,625)
Total	$(95,625)	$—	$—	$(95,625)

RMB Mendon Financial Long/Short Fund
Assets
Common Stock:
Banks	$227,501,512	$—	$—	$227,501,512
Diversified Financials	24,486,132	—	—	24,486,132
Thrifts & Mortgage Finance	23,038,875	—	—	1,094,940
Options - Long	1,094,940	—	—	23,038,875
Short-Term Instruments	—	8,511,519	—	8,511,519
Total	$276,121,459	$8,511,519	$—	$284,632,978
Liabilities
Short Sales	(62,774,442)	—	—	(62,774,442)
Written Options	(840,500)	—	—	(840,500)
Total	$(63,614,942)	$—	$—	$(63,614,942)

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements (Unaudited) (Continued)

During the period ended June 30, 2017, there were no transfers between Level 1 and Level 2.

The following table summarizes the change in value associated with Level 3 financial instruments carried at fair value for the period ended June 30, 2017:

Level 3
RMB Mendon Financial Services Fund	Assets
Common Stock:
Balance, December 31, 2016	$284,752
Sale	(281,359)
Realized (loss)	(3,391)
Change in Unrealized Appreciation	(2)
Balance, June 30, 2017	$—

When determining fair value the Trust’s Valuation Committee may consult with and gather information from the Adviser as well as other sources. The initial valuation is usually cost, which can then be adjusted based on audited financial statements, subsequent market transactions, events or changes in current operations. Significant increase (decreases) in any of the variable inputs would result in a significantly lower (higher) fair value measurement. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

15. Disclosures about Derivative Instruments and Hedging Activities

Accounting Standards Codification 815 — Disclosures about Derivative Instruments and Hedging Activities (‘‘ASC 815’’) requires enhanced disclosures to provide information about the reasons the Funds invest in derivative instruments, the accounting treatment of derivatives and the effect derivatives have on financial performance.

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure as of June 30, 2017:

Fair Value of Derivative Instruments
As of June 30, 2017

	Derivatives
	not accounted
	for as hedging	Statements
	instruments	of Assets &
	under ASC	Liabilities	Asset or
Fund	815	Location	Liability	Fair Value
RMB Mendon Financial Services Fund	Equity Contracts	Options written, at value	Liability	$95,625

	Warrants	Investments, at value	Asset	3,538,000

RMB Mendon Financial Long/Short Fund	Equity Contracts	Options written, at value	Liability	840,500

	Equity Contracts	Investments, at value	Asset	1,094,940

The Effect of Derivative Instruments on the Statements of Operations

For the period ended June 30, 2017

	Change in
	Derivatives not			Change in
	accounted for			Unrealized
	as hedging	Location of	Realized	Appreciation
	instruments	Gain or (Loss)	Gain or (Loss)	or
Fund	under ASC 815	on Derivatives	on Derivatives	(Depreciation)
RMB Fund	Equity Contracts	Realized gain/(loss) on written options Net unrealized appreciation on written options	$19,348	$413,713

RMB Mendon Financial Services Fund	Equity Contracts	Realized gain/(loss) on written options Net unrealized appreciation on written options	$48,301	$1,893,253

	Warrants	Net unrealized appreciation/ (depreciation) on investments		$218,000

RMB Mendon Financial Long/Short Fund	Equity Contracts	Realized gain/(loss) on options	$(13,433,860)

		Realized gain/(loss) on written options	$(9,974)

		Net unrealized appreciation/ (depreciation) on options		$(881,283)

		Net unrealized appreciation on written options		$8,284,392

The derivative instruments outstanding as of the period ended June 30, 2017 as disclosed in the portfolio holdings and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the period ended June 30, 2017 as disclosed in the statements of operations serve as indicators of the volume of derivative activity for the Funds.

The quarterly average volumes of derivative instruments as of June 30, 2017 are as follows:

			Number of	Notional
Fund	Derivative Instrument		Contracts	Value
RMB Fund	Equity Contracts	Call Option Written	(117)	$(186,377)

RMB Mendon Financial Services Fund	Equity Contracts	Call Option Written	(1,250)	(763,922)

RMB Mendon Financial Long/Short Fund	Equity Contracts	Put Option Long	56,875	1,320,355
		Call Option Written	(7,107)	(3,623,511)

The average number of derivative instruments is based on the average quarter end balances for the period January 1, 2017 to June 30, 2017.

16. Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Funds and has determined that there were no events that require recognition or disclosure in the financial statements.

30	NOTES TO FINANCIAL STATEMENTS

Other Information (Unaudited)

Understanding Your Fund Expenses

As a shareholder of RMB Fund, RMB Mendon Financial Services Fund or RMB Mendon Financial Long/Short Fund you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2017 to June 30, 2017.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or an annual fee of $20.00 imposed on accounts valued at less than $1,000. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
	Actual Expenses			(5% Return Before Expenses)
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid
	Account	Account	During Period*	Account	Account	During Period*
	Value	Value	1/1/2017-	Value	Value	1/1/2017 -	Expense
	1/1/2017	6/30/2017	6/30/2017	1/1/2017	6/30/2017	6/30/2017	Ratio*
RMB Fund
Class A	$1,000	$1,118	$7.38	$1,000	$1,018	$7.03	1.40%
Class C	1,000	1,114	11.29	1,000	1,014	10.76	2.15%
Class I**	1,000	1,098	6.01	1,000	1,019	5.78	1.15%

RMB Mendon Financial Services Fund
Class A	$1,000	$1,039	$6.48	$1,000	$1,018	$6.42	1.28%
Class C	1,000	1,035	10.27	1,000	1,015	10.17	2.03%
Class I**	1,000	1,047	5.24	1,000	1,020	5.172	1.03%

RMB Mendon Financial Long/Short Fund
Class A	$1,000	$966	$10.00	$1,000	$1,015	$10.25	2.05%
Class C	1,000	962	13.37	1,000	1,011	13.70	2.75%
Class I	1,000	967	8.54	1,000	1,016	8.75	1.75%

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period).

**	Class I commenced operations on February 1, 2017. Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect since inception = period).

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; and (3) by visiting the U.S. Securities and Exchange Commission’s (‘‘SEC’’) website located at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (1) by calling (800) 462-2392; (2) by visiting the Funds’ website located at http://www.rmbfunds.com; (3) by visiting the SEC’s website at http://www.sec.gov; and (4) for review and copying at the SEC’s Public Reference Room (‘‘PRR’’) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

OTHER INFORMATION	31

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements

RMB Investors Trust (the ‘‘Trust’’) has an Investment Advisory Agreement (the ‘‘Advisory Agreement’’) with RMB Capital Management, LLC (‘‘RMB’’) pursuant to which RMB manages the series of the Trust, RMB Fund, RMB Mendon Financial Services Fund and RMB Mendon Financial Long/Short Fund (each, a ‘‘Fund,’’ and together, the ‘‘Funds’’). The RMB Mendon Financial Services Fund and the RMB Mendon Financial Long/Short Fund are referred to herein as the ‘‘Mendon Funds.’’ RMB has a sub-advisory agreement (‘‘Sub-Advisory Agreement’’ and, together with the Advisory Agreement, the ‘‘Agreements’’) with Mendon Capital Advisors Corp. (‘‘Mendon’’) pursuant to which Mendon serves as the sub-adviser to the Mendon Funds.

The Investment Company Act of 1940, as amended (the ‘‘1940 Act’’) requires that the continuance of the Agreements be approved annually by both the Board of Trustees (the ‘‘Board’’) and by a majority of the trustees who are not ‘‘interested persons’’ (as defined in the 1940 Act) of the Trust (the ‘‘Independent Trustees’’), voting separately. All of the Trustees of the Trust are Independent Trustees. The continuance of each Agreement was most recently considered and approved for a period through July 1, 2018 at an in-person meeting of the Board called for that purpose held on June 7, 2017. The Board determined that the terms of each Agreement are fair and reasonable and approved the continuance of each of the Agreements.

At its May 18, 2017 and June 7, 2017 meetings, the Trustees discussed the continuance of the Agreements. At each meeting, the Board received and considered materials relating to, among other matters, the investment and management services provided by RMB and Mendon. The Board also considers matters bearing on the Agreements at its various meetings throughout the year, meets at least quarterly with the Funds’ portfolio managers and receives regular reports from RMB on the performance of the Funds.

In evaluating the Agreements, the Board received and reviewed information provided by RMB and Mendon in response to written requests from the Independent Trustees and their legal counsel, including without limitation information regarding RMB, Mendon, their affiliates and personnel, operations and financial condition. The Independent Trustees discussed with representatives of RMB and Mendon (including the portfolio managers of the Funds associated with those firms) the operations of the Funds and the capabilities of RMB and Mendon to provide advisory services to the Funds and, in the case of RMB, to supervise Mendon in its provision of sub-advisory services to the Mendon Funds.

Among other written and oral information, the Board requested and was provided information regarding:

•	the investment performance of each Fund and of independently selected peer groups of funds and of the Funds’ performance benchmarks over various time periods;

•	the investment performance of private funds and accounts managed by RMB and Mendon (if any) with investment strategies similar to the investment strategies of the Funds;

•	each Fund’s advisory fees and other expenses, including information comparing the Fund’s fees and expenses to those of peer groups of funds and information about any applicable expense limitations and fee breakpoints;

•	the fees charged by RMB for investment advisory services, as well as other compensation received by RMB and its affiliates;

•	the fees paid to Mendon by RMB;

•	the expense cap arrangements;

•	the total operating expenses of the Funds and comparison of current expenses to the previous year’s expenses;

•	comparisons of the investment performance, fees and total expenses of the Funds to mutual funds with similar objectives and strategies managed by other investment advisers prepared by Broadridge Financial Solutions, Inc. (‘‘Broadridge’’), an independent provider of investment company data;

•	investment management staffing and the experience of the investment advisory and other personnel of RMB and Mendon;

•	the historical quality of the services provided by RMB and Mendon;

•	financial statements and other information regarding the financial condition and prospects of RMB and Mendon; and

•	the profitability to RMB of managing the Funds and the methodology in allocating expenses to the management of the Funds.

Throughout the process, the Board had numerous opportunities to ask questions of and request additional materials from RMB and Mendon. During each meeting at which the Board considered the Agreements, they were advised by and met, as necessary, in executive session with their independent legal counsel.

In considering the continuance of the Agreements, the Board reviewed and analyzed various factors that they determined were relevant, none of which by itself was considered dispositive. The material factors and conclusions that formed the basis for the determination of the Board and Independent Trustees to approve the Agreements are discussed below:

32	OTHER INFORMATION

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

Approval of the Agreements

1. Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of advisory, administrative and shareholder services provided by RMB, including the portfolio management of the RMB Fund and supervision of Mendon for the Mendon Funds, supervision of operations of all Funds and compliance and regulatory filings for the Funds and disclosures to Fund shareholders, general oversight of Mendon and other service providers, coordination of Fund marketing initiatives, assisting the Independent Trustees in their capacity as trustees, and other services.

With regard to Mendon, the Board considered the nature, quality and extent of the services provided by Mendon, particularly portfolio management, compliance and performance of the Mendon Funds.

The Board also considered information on RMB and Mendon, such as: financial condition; investment professionals’ experience; reputation, financial strength, regulatory history and resources; approach to retention and compensation of investment and other personnel; and management structure and their intentions with respect to the management of the Funds.

The Board concluded that the nature, quality and extent of the services provided by RMB, its affiliates and Mendon to the Funds under the Agreements were appropriate for the Funds and that the Funds were likely to benefit from the continued provision of those services by RMB, its affiliates and Mendon, as applicable.

2. Performance of the Funds. The Board considered short-term and long-term investment performance of the RMB Fund. The Board noted that the RMB Fund is in the top-quintile of performance for the one-year period and in the middle-quintile for the ten-year period, each ended March 31, 2017 against its Broadridge peer group, but that it was in the bottom quintile for the two-, three-, four- and five-year periods. The Board also noted RMB has served as an investment adviser to the RMB Fund since July 1, 2016, and also considered that from July 1, 2016 to December 31, 2016, the RMB Fund had returns in line with its benchmark. In addition, the Board also reviewed the RMB Fund’s recent increased outflows. The Board considered RMB’s explanation for the RMB Fund’s increased outflows and the steps being taken to improve performance and reverse the outflows.

The Board considered the strong investment performance of the Mendon Funds, for which Mendon serves as sub-adviser, in relation to their respective peers as shown in the Broadridge materials and to relevant indices over available time periods. The Board noted that the RMB Mendon Long/Short Fund had achieved top-quintile performance relative to peers over the trailing one-, three- and five-periods ended March 31, 2017 and that the RMB Mendon Financial Services Fund had achieved top-quintile performance relative to peers over the trailing one-, three-, five- and ten-year periods ended March 31, 2017.

3. Costs of Services and Profits Realized by RMB.

(a) Costs of Services to Funds: Fees and Expenses. The Board considered each Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by RMB to private funds and other accounts with similar investment mandates. The Trustees viewed favorably that fees would remain the same and the current willingness of RMB to limit the total expense ratios of certain Funds, including maintaining the agreement to contractually waive fees and reimburse expenses currently in effect. The Board noted that the contractual management fee for the RMB Fund was below the median within its Broadridge peer group, although the total expenses were above the median. The Board also noted that the contractual management fee and total expenses for the RMB Mendon Financial Long/Short Fund were below the median within its Broadridge peer group. With respect to the RMB Mendon Financial Services Fund, the Board noted that while the contractual management fee was slightly above the median, the total expenses were below the median of their Broadridge peer group.

The Board concluded that, for each Fund, the contractual management fee would be acceptable based upon the qualifications, experience, reputation and performance of RMB and the moderate overall expense ratio of the Funds given the relatively small size of the Funds, in particular the RMB Fund, and the Fund complex.

(b) Profitability and Costs of Services to RMB. The Board considered the materials concerning RMB’s profitability and costs attributable to the Funds. The Board also considered whether the amount of RMB’s profit (if any) would be a fair entrepreneurial profit for the management of the Funds. The Board considered the impact of the relatively small aggregate Fund assets on RMB’s fees and the amount of expenses that might be absorbed due to contractual expense waivers. The Board also reviewed financial statements showing RMB’s current financial position. The Board concluded that RMB’s profitability for each Fund would not be excessive, particularly in light of the quality of the services provided to the Funds.

OTHER INFORMATION	33

Board of Trustees Evaluation and Approval of Investment Advisory and Sub-Advisory Agreements (Continued)

4. Extent of Economies of Scale as the Funds Grow. The Board considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. The Board noted the Funds do not have breakpoints on their advisory fees that would otherwise allow investors to benefit directly in the form of lower fees as Fund assets grow. Given the positive flows for the Mendon Funds, although assets under management in the RMB Fund remained flat, the Board determined to continue to review whether and how economies of scale might be achieved for the benefit of Fund investors as and if asset levels materially increased.

5. Other Relevant Considerations

(a) Personnel and Methods. The Board considered the size, education and experience of the staff of RMB and Mendon. The Board also considered the favorable history, reputation, qualifications and background of RMB and Mendon, as well as the qualifications of their personnel, and concluded that each of RMB and Mendon had sufficient personnel, with appropriate education and experience, to serve the Funds effectively.

(b) Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by RMB, Mendon and their affiliates from their association with the Funds, including any soft dollar services received. The Board concluded that potential ‘‘fall-out’’ benefits that RMB, Mendon and their affiliates may receive, such as greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Funds.

Conclusions

In considering the Agreements, the Board did not identify any factor as all-important or all-controlling and instead considered the above-listed factors and others collectively in light of the totality of the Funds’ circumstances. Based on this review, it was the judgment of the Board that shareholders of the Funds would receive satisfactory performance at reasonable fees. As a part of its decision-making process, the Board considered, generally, that shareholders invested in the Funds knowing that RMB or Mendon, as applicable, managed the Fund and knowing their investment management fee schedules and investment philosophies. As such, the Board considered, in particular, whether RMB and Mendon managed the Funds in accordance with their investment objectives and policies as disclosed to shareholders.

After full consideration of the above factors, as well as other factors that the Board considered instructive in evaluating the Agreements, the Board and the Independent Trustees unanimously concluded that the continuance of the Agreements was in the best interest of each Fund and its shareholders and, on June 7, 2017, approved continuance of the Agreements through July 1, 2018.

34	OTHER INFORMATION

Distributor

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, ME 04101

internet: www.foreside.com

Shareholder Returns

Shareholders can obtain the most recent Fund returns by calling 1-(800) 462-2392 or on the Trust’s website at http://www.rmbfunds.com.

Adviser	Independent Trustee Counsel
RMB Capital Management LLC	Perkins Coie
115 South LaSalle Street, 34th Floor	30 Rockefeller Plaza
Chicago, IL 60603	New York, NY 10112

Transfer Agent	Independent Registered Public Accounting Firm
BNY Mellon	Tait, Weller & Baker LLP
4400 Computer Drive	1818 Market Street, Suite 2400
Westborough, MA 01581	Philadelphia, PA 19103

Custodian	Administrator
UMB Bank N.A.	UMB Fund Services
1010 Grand Blvd	235 W. Galena Street
Kansas City, MO 64106	Milwaukee, WI 53213

Legal Counsel
Vedder Price
222 North LaSalle Street
Chicago, IL 60601

OFFICERS OF THE TRUST	BOARD OF TRUSTEES

Walter H. Clark	Independent Trustees
President	Margaret Eisen, Chair
Peter Borish
Maher Harb	William F. Connell
Chief Financial Officer, Treasurer and Secretary	Robert Sabelhaus

John Davis
Chief Compliance Officer

Krista Rivers
Senior Vice President

Frank A. Passantino
First Vice President, Assistant Secretary and
Anti-Money Laundering Compliance Officer

Investment Company Act file number: 811-00994

This report was prepared for current shareholders of the Funds, which are all a part of RMB Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the Funds’ holdings and the managers’ views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

(a)	A schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act, (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act, as amended (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Not applicable to this filing.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3)	Not applicable to this filing.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RMB Investors Trust
By (signature and title)*	/s/ Walter H. Clark
Walter H. Clark
President (Principal Executive Officer)

Date	August 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (signature and title)*	/s/ Walter H. Clark
Walter H. Clark
President (Principal Executive Officer)

Date	August 31, 2017

By (signature and title)*	/s/ Maher Harb
Maher Harb
Chief Financial Officer (Principal Financial Officer)

Date	August 31, 2017